                    TABLE OF CONTENTS

Letter to Shareholders.........................     1
Performance Results............................     4
Portfolio Highlights...........................     5
Performance in Perspective.....................     6
Portfolio Management Review....................     7
Portfolio of Investments.......................     9
Statement of Assets and Liabilities............    12
Statement of Operations........................    13
Statement of Changes in Net Assets.............    14
Financial Highlights...........................    15
Notes to Financial Statements..................    18
Report of Independent Accountants..............    25

UTLF ANR  8/97

                             LETTER TO SHAREHOLDERS




July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,
Discover & Co. agreed to merge. The                      [PHOTO]
merger was completed on May 31, creating
the combined company of Morgan Stanley,    DENNIS J. MCDONNELL AND DON G. POWELL
Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy

                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.
    By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
    Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained
17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

OUTLOOK

    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
    We believe that equities should continue to do well given the likely continuation of the moderate- growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again,

                                                         Continued on page three
we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

                                           A SHARES   B SHARES   C SHARES
   TOTAL RETURNS

One-year total return based on NAV(1)....    13.20%     12.30%     12.37%
One-year total return(2).................     6.71%      8.30%     11.37%
Life-of-Fund average annual total
return(2)................................     6.66%      6.92%      7.23%
Commencement date........................  07/28/93   07/28/93   08/13/93

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds"' and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                     AS OF JUNE 30, 1997    AS OF DECEMBER 31, 1996(1)
Edison International.............           2.9%.....               3.0%
CMS Energy Corp..................           2.9%.....               2.3%
Cable & Wireless, PLC-ADR (UK) ..           2.8%.....               1.3%
GPU, Inc. .......................           2.8%.....               2.5%
Southern Co. ....................           2.6%.....               2.3%
AES Corp. .......................           2.6%.....               N/A
SCANA Corp. .....................           2.5%.....               N/A
FPL Group, Inc. .................           2.5%.....               2.4%
SBC Communications, Inc. ........           2.4%.....               1.5%
Public Service Co. of Colorado...           2.4%.....               N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF JUNE 30, 1997                                                   AS OF JUNE 30, 1997
Electric Utilities..........  48.8%                                    Electric Utilities..........  52.9%
Telecommunications..........  30.2%                                    Telecommunications..........  20.2%
Oil, Gas, Pipeline and                                                 Oil, Gas, Pipeline and
Distribution................  12.3%                                    Distribution................  18.3%
Real Estate Investment                                                 Real Estate Investment
Trusts......................   4.1%                                    Trusts......................   6.5%
Natural Gas Pipeline and                                               Cable Television............   1.5%
Distribution................   3.0%



    AS OF JUNE 30, 1997                                               AS OF DECEMBER 31, 1996
Stocks........................ 81.2%                               Stocks........................ 80.1%
Bonds......................... 11.4%                               Bonds......................... 11.0%
Convertibles..................  1.9%       [PIE CHART]             Convertibles..................  3.5%       [PIE CHART]
Cash and Short-Term                                               Cash and Short-Term
   Investments................  3.5%                                  Investments................  4.8%
Other.........................  2.0%                               Other.........................  0.6%



ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS

(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 40 Utilities Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an Investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen American Capital Utility Fund vs. Standard & Poor's 40 Utilities Index
       (August 28, 1993 through June 30, 1997)

                                 [LINE GRAPH]

           Aug        Dec        Jun        Dec        Jun        Dec        Jun        Dec        Jun
           1993       1993       1994       1994       1995       1995       1996       1996       1997

VKAC       9,427      9,696      8,730      8,742      9,490      10,988     11,382     12,191     12,884
S&P       10,000      9,908      9,093      9,128     10,481      12,946     12,952     13,348     13,654



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

We recently spoke with the management team of the Van Kampen American Capital Utility Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team is led by Mary Jayne Maly, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.

Q   WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND OVER THE REPORTING
    PERIOD?

A A surging economy and a weak bond market created a challenging environment for the utility sector over the past 12 months. The stock market, while often volatile, continued to hit record highs, drafting attention away from the utility industry. Investors tended to overlook the historically defensive nature of utility investments in favor of participating in the broader stock market. In addition, concerns about the direction of interest rates and the shaky bond market fueled price fluctuations among utility stocks, which usually have been interest-rate sensitive.
    Questions about deregulation loomed large over the utility industry, further clouding the picture for electric and telephone companies. In the electric utility area, California paved new ground after establishing a plan and timetable for deregulation and open competition. With other states watching and waiting to see what will develop, performance was stunted in this sector.
    Like other areas of the utility industry, the telephone sector has been marked by recent mergers and acquisitions, which have created investment opportunities. Due to legislation passed in 1996, the telephone industry is wrestling with deregulation issues that will allow local and long-distance phone companies to compete in both markets. The eventual victors in this struggle have yet to be determined.
    Gas utility companies were the lone star in the industry, resulting from a tremendous upward move in gas prices. Continuing supply-and-demand fundamentals generated attractive total returns among gas securities. As this area has already survived the growing pains of deregulation, it has drawn new attention from electric companies, which have sought to align themselves with gas companies in an effort to deliver complete energy service to a growing number of corporate clients.

Q   HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE FACTORS?

A We maintained a significant weighting in the electric utility sector, investing in companies with strong management teams in place that can guide the companies through deregulation. Our stock selection in this sector focuses on attractively valued, high-quality electric providers that we believe would be most likely to thrive in a deregulated environment.
    Our holdings in the telephone industry were predominately defensive, due to the ongoing competition between long-distance carriers and regional telephone companies. We reduced our position in AT&T after a management change failed to generate the earnings growth we had anticipated. While the telephone industry may still have near-term downside potential, we believe in the sector's long-term growth prospects, and will continue to abide by our disciplined research techniques in seeking out companies with strong management teams and the brightest potential for growth.
    Our investments in the gas industry were instrumental to the Fund's positive performance during the fiscal year. A number of mergers in the gas utility industry directly benefited the portfolio, with specific holdings positively affected and aided by the industry's total growth. We search for companies that are strong and reasonably valued in their own right, which in turn have attracted the attention of electric companies looking for promising acquisitions. For additional Fund portfolio highlights, please refer to page five.

Q   HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

A For the one-year period ended June 30, 1997, the Fund generated a total return of 13.20 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 40 Utilities Index returned 5.42 percent, while the Lipper Utility Fund Index returned 14.09 percent for the period. The S&P 40 Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Lipper Utility Fund Index reflects the average performance of utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A The Fund's performance will depend on several macroeconomic factors. Overall, we anticipate a continuation of a moderate growth, low-inflation environment, which would further undermine the utility industry. However, with a stock market that continues to reach record highs on a consistent basis, a correction is always a possibility. Extended valuations have increased the market's volatility and suggest the potential for a significant decline in U.S. stock prices. If the stock market falters, we believe the Fund is well-positioned to serve as a prudently defensive investment. Additionally, a better-performing bond market would aid the utility industry, specifically the electric sector, which accounts for a large percentage of the Fund's portfolio.
    In an area characterized by change, we will continue to seek out new and profitable opportunities in all sectors of the utility industry. And, in keeping with the expectations of the Fund's shareholders, we continue to refrain from taking extreme positions that we believe will expose the portfolio to unwarranted risk. As always, we will search for the best investments at the best price, diversify broadly, and maintain a long-term investment horizon.

[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments


[SIG]
Mary Jayne Maly

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

                    Security Description                       Shares   Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  85.0%
ELECTRIC UTILITIES  44.1%
AES Corp. (a)...............................................    50,000  $  3,537,500
Boston Edison Co. ..........................................   120,000     3,165,000
Cinergy Corp. ..............................................    93,000     3,237,562
CMS Energy Corp. ...........................................   110,000     3,877,500
DTE Energy Co. .............................................    50,000     1,381,250
Duke Power Co. .............................................    66,420     3,184,009
Edison International........................................   157,000     3,905,375
Florida Progress Corp. .....................................    96,000     3,006,000
FPL Group, Inc. ............................................    74,000     3,408,625
GPU, Inc. ..................................................   104,175     3,737,278
Houston Industries, Inc. ...................................   129,000     2,765,438
Illinova Corp. .............................................    65,000     1,430,000
MDU Resources Group, Inc. ..................................    56,000     1,344,000
OGE Energy Corp. ...........................................    72,000     3,276,000
Ohio Edison Co. ............................................   138,000     3,010,125
Pinnacle West Capital Corp. ................................    93,400     2,807,838
Public Service Co. of Colorado .............................    79,000     3,278,500
Public Service Co. of New Mexico ...........................    78,000     1,394,250
SCANA Corp. ................................................   139,000     3,448,937
Sierra Pacific Resources....................................   100,000     3,200,000
Southern Co. ...............................................   163,000     3,565,625
                                                                        ------------
                                                                          61,960,812
                                                                        ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  2.9%
Equitable Resources, Inc. ..................................    50,000     1,418,750
National Fuel Gas Co. NJ ...................................    31,000     1,300,063
Wicor, Inc. ................................................    36,000     1,401,750
                                                                        ------------
                                                                           4,120,563
                                                                        ------------
OIL, GAS, PIPELINE AND DISTRIBUTION  8.2%
Coastal Corp. ..............................................    34,000     1,808,375
Columbia Gas Systems, Inc. .................................    28,000     1,827,000
El Paso Natural Gas Co. ....................................    50,000     2,750,000
Nicor, Inc. ................................................    50,000     1,793,750
Southwest Gas Corp. ........................................   100,000     1,987,500
Williams Cos., Inc. - Convertible Preferred.................    13,000     1,339,000
                                                                        ------------
                                                                          11,505,625
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

                    Security Description                       Shares   Market Value
------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS  4.0%
Excel Reality Trust, Inc. - Convertible Preferred...........    50,000  $  1,362,500
Meditrust...................................................    75,000     2,985,937
Prentiss Properties Trust...................................    50,000     1,281,250
                                                                        ------------
                                                                           5,629,687
                                                                        ------------
TELECOMMUNICATIONS  25.8%
Airtouch Communications, Inc. (a)...........................    50,000     1,368,750
Ameritech Corp. ............................................    48,000     3,261,000
AT&T Corp. .................................................    38,600     1,353,413
BellSouth Corp. ............................................    67,000     3,107,125
Cable & Wireless, PLC - ADR (United Kingdom)................   136,000     3,799,500
Cincinnati Bell, Inc. ......................................    86,000     2,709,000
Nynex Corp. ................................................    51,000     2,938,875
Portugal Telecom SA - ADR (Portugal)........................    58,000     2,327,250
SBC Communications, Inc. ...................................    53,000     3,279,375
Sprint Corp. ...............................................    33,000     1,736,625
Stet Societa' Finanziaria Telefonica - ADR (Italy)..........    37,000     2,159,875
Tele Danmark A/S ADR (Denmark)..............................    50,000     1,306,250
Telecomunicacoes Brasileiras - ADR (Brazil).................    12,000     1,821,000
Teleport Communications Group Class A (a)...................    62,000     2,115,750
U.S. West Media Group.......................................    81,000     3,052,687
                                                                        ------------
                                                                          36,336,475
                                                                        ------------
TOTAL COMMON AND PREFERRED STOCKS.....................................   119,553,162
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  11.6%
         CABLE TELEVISION  1.5%
$1,000   Continental Cablevision, Inc. ..................   8.300%  05/15/06  $  1,062,580
 1,000   Cox Communications, Inc. .......................   6.875   06/15/05       990,300
                                                                              ------------
                                                                                 2,052,880
                                                                              ------------
         ELECTRIC UTILITIES  3.1%
  500    Idaho Power Co. ................................   8.000   03/15/04       530,775
  700    Iowa Electric Light & Pwr Co. ..................   8.625   05/15/01       740,320
1,000    Texas Utilities Electric Co. ...................   8.250   04/01/04     1,070,480
1,000    Union Electric Co. .............................   7.375   12/15/04     1,027,650
1,000    Virginia Electric & Pwr Co. ....................   6.625   04/01/03       994,800
                                                                              ------------
                                                                                 4,364,025
                                                                              ------------
         OIL, GAS, PIPELINE AND DISTRIBUTION  3.7%
  500    Colorado Interstate Gas Co. ....................  10.000   06/15/05       592,100
1,000    Enron Corp. ....................................   7.125   05/15/07     1,010,700
  330    Laclede Gas Co. ................................   8.500   11/15/04       360,294
1,000    NGC Corp. ......................................   6.750   12/15/05       978,700
  500    Panhandle Eastern Pipeline Co. .................   7.875   08/15/04       529,850
  400    Southwest Gas Corp. ............................   9.750   06/15/02       444,920
  100    Texas Eastern Transmission Corp. ...............   8.000   07/15/02       103,715
1,090    Texas Gas Transmission Corp. ...................   8.625   04/01/04     1,191,261
                                                                              ------------
                                                                                 5,211,540
                                                                              ------------
         TELECOMMUNICATIONS  3.3%
1,000    360 Communications..............................   7.125   03/01/03     1,001,000
  900    GTE Corp. ......................................   9.375   12/01/00       973,620
1,000    Sprint Corp. ...................................   8.125   07/15/02     1,055,300
  617    United Telecommunications Kansas................   9.750   04/01/00       663,738
1,000    Worldcom, Inc. .................................   7.750   04/01/07     1,024,250
                                                                              ------------
                                                                                 4,717,908
                                                                              ------------
TOTAL FIXED INCOME SECURITIES...............................................    16,346,353
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $122,992,481).......................................................   135,899,515
SHORT-TERM INVESTMENTS  3.6%
  (Cost $5,064,156).........................................................     5,064,156
                                                                              ------------
TOTAL INVESTMENTS  100.2%
  (Cost $128,056,637).......................................................   140,963,671
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)...............................      (288,340)
                                                                              ------------
NET ASSETS  100.0%..........................................................  $140,675,331
                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $128,056,637).......................  $140,963,671
Cash........................................................         4,144
Receivables:
  Fund Shares Sold..........................................     2,225,227
  Dividends.................................................       382,759
  Interest..................................................       237,429
Unamortized Organizational Costs............................        24,658
Other.......................................................         4,734
                                                              ------------
      Total Assets..........................................   143,842,622
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,598,716
  Fund Shares Repurchased...................................       208,176
  Distributor and Affiliates................................       154,534
  Investment Advisory Fee...................................        74,259
Accrued Expenses............................................        50,179
Deferred Compensation and Retirement Plans..................        81,427
                                                              ------------
      Total Liabilities.....................................     3,167,291
                                                              ------------
NET ASSETS..................................................  $140,675,331
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $119,920,894
Net Unrealized Appreciation.................................    12,907,034
Accumulated Net Realized Gain...............................     7,464,449
Accumulated Undistributed Net Investment Income.............       382,954
                                                              ------------
NET ASSETS..................................................  $140,675,331
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $52,481,801
    and 3,192,071 shares of beneficial interest issued and
    outstanding)............................................  $      16.44
    Maximum sales charge (5.75%* of offering price).........          1.00
                                                              ------------
    Maximum offering price to public........................  $      17.44
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $83,275,491 and
    5,067,268 shares of beneficial interest issued and
    outstanding)............................................  $      16.43
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,918,039 and
    299,404 shares of beneficial interest issued and
    outstanding)............................................  $      16.43
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $163,806)....    $ 6,439,432
Interest....................................................      1,414,846
                                                                -----------
    Total Income............................................      7,854,278
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $133,260, $859,236 and $48,593,
  respectively).............................................      1,041,089
Investment Advisory Fee.....................................        937,503
Shareholder Services........................................        269,499
Merger Costs................................................        156,573
Custody.....................................................         60,590
Trustees Fees and Expenses..................................         37,907
Legal.......................................................         23,985
Amortization of Organizational Costs........................         22,995
Other.......................................................        182,840
                                                                -----------
    Total Expenses..........................................      2,732,981
    Less Expenses Reimbursed................................          5,041
                                                                -----------
    Net Expenses............................................      2,727,940
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,126,338
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $10,817,404
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,904,947
  End of the Period:
    Investments.............................................     12,907,034
                                                                -----------
Net Unrealized Appreciation During the Period...............      1,002,087
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $11,819,491
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $16,945,829
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................      $ 5,126,338      $ 4,873,693
Net Realized Gain........................................       10,817,404       12,374,245
Net Unrealized Appreciation
  During the Period......................................        1,002,087       11,585,780
                                                               -----------      -----------
Change in Net Assets from Operations.....................       16,945,829       28,833,718
                                                               -----------      -----------
Distributions from Net Investment Income:
  Class A Shares.........................................       (2,064,034)      (2,717,536)
  Class B Shares.........................................       (2,700,742)      (3,509,438)
  Class C Shares.........................................         (153,673)        (129,256)
                                                               -----------      -----------
                                                                (4,918,449)      (6,356,230)
                                                               -----------      -----------
Distributions from Net Realized Gain:
  Class A Shares.........................................         (683,737)             -0-
  Class B Shares.........................................       (1,114,278)             -0-
  Class C Shares.........................................          (63,379)             -0-
                                                               -----------      -----------
                                                                (1,861,394)             -0-
                                                               -----------      -----------
Total Distributions......................................       (6,779,843)      (6,356,230)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       10,165,986       22,477,488
                                                               -----------      -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................       50,324,196       44,796,872
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................        5,538,900        5,057,133
Cost of Shares Repurchased...............................      (80,912,740)     (49,434,577)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......      (25,049,644)         419,428
                                                               -----------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....................      (14,883,658)      22,896,916
NET ASSETS:
Beginning of the Period..................................      155,558,989      132,662,073
                                                               -----------      -----------
End of the Period (Including accumulated undistributed
  net investment income of $382,954 and $17,591,
  respectively)..........................................     $140,675,331     $155,558,989
                                                              ============     ============


                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 From July 28, 1993
                                                                                      (Commencement
                                                  Year Ended June 30,                 of Investment
                                              ---------------------------            Operations) to
               Class A Shares                  1997      1996      1995               June 30, 1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $15.298   $13.386   $12.906            $  14.300
                                               ------    ------    ------               ------
Net Investment Income.......................     .637      .538      .595                 .479
Net Realized and Unrealized Gain/Loss.......    1.317     2.077      .485               (1.513)
                                               ------    ------    ------               ------
Total from Investment Operations............    1.954     2.615     1.080               (1.034)
                                               ------    ------    ------               ------
Less:
  Distributions from Net Investment
    Income..................................     .610      .703      .600                 .323
  Distributions from Net Realized Gain......     .201       -0-       -0-                 .037
                                               ------    ------    ------               ------
Total Distributions.........................     .811      .703      .600                 .360
                                               ------    ------    ------               ------
Net Asset Value, End of the Period..........  $16.441   $15.298   $13.386            $  12.906
                                               ======    ======    ======               ======
Total Return (a)............................   13.20%    19.93%     8.70%                (7.38%)*
Net Assets at End of the Period
  (In millions).............................    $52.5     $57.7     $50.4                $51.5
Ratio of Expenses to Average Net Assets
  (b).......................................    1.41%     1.38%     1.34%                1.34%
Ratio of Net Investment Income to Average
  Net Assets (b)............................    4.03%     3.61%     4.55%                4.10%
Portfolio Turnover..........................     102%      121%      109%                 102%*
Average Commission Paid Per Equity Share
  Traded (c)................................  $.0601    $.0590        --                   --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            From July 28, 1993
                                                                                 (Commencement
                                                  Year Ended June 30,            of Investment
                                              ---------------------------       Operations) to
               Class B Shares                  1997      1996      1995          June 30, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $15.296   $13.356   $12.880        $      14.300
                                              -------   -------   -------              -------
Net Investment Income.......................     .519      .426      .507                 .394
Net Realized and Unrealized Gain/Loss.......    1.314     2.080      .461               (1.519)
                                              -------   -------   -------              -------
Total from Investment Operations............    1.833     2.506      .968               (1.125)
                                              -------   -------   -------              -------
Less:
  Distributions from Net Investment
    Income..................................     .494      .566      .492                 .258
  Distributions from Net Realized Gain......     .201       -0-       -0-                 .037
                                              -------   -------   -------              -------
Total Distributions.........................     .695      .566      .492                 .295
                                              -------   -------   -------              -------
Net Asset Value, End of the Period..........  $16.434   $15.296   $13.356           $   12.880
                                              =======   =======   =======              =======
Total Return (a)............................   12.30%    19.08%     7.80%              (8.02%)*
Net Assets at End of the Period
  (In millions).............................    $83.3     $92.9     $81.0                $83.7
Ratio of Expenses to Average Net Assets
  (b).......................................    2.17%     2.13%     2.05%                2.06%
Ratio of Net Investment Income to Average
  Net Assets (b)............................    3.27%     2.86%     3.84%                3.36%
Portfolio Turnover..........................     102%      121%      109%                 102%*
Average Commission Paid Per Equity Share
  Traded (c)................................   $.0601    $.0590        --                   --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        From August 13, 1993
                                              Year Ended June 30,              (Commencement
                                          ---------------------------       Distribution) to
             Class C Shares                1997      1996      1995            June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................  $15.290   $13.356   $12.868         $14.460
                                          -------   -------   -------         -------
Net Investment Income...................     .503      .470      .482            .330
Net Realized and Unrealized Gain/Loss...    1.328     2.030      .498          (1.627)
                                          -------   -------   -------         -------
Total from Investment Operations........    1.831     2.500      .980          (1.297)
                                          -------   -------   -------         -------
Less:
  Distributions from Net Investment
    Income..............................     .494      .566      .492            .258
  Distributions from Net Realized
    Gain................................     .201       -0-       -0-            .037
                                          -------   -------   -------         -------
Total Distributions.....................     .695      .566      .492            .295
                                          -------   -------   -------         -------
Net Asset Value, End of the Period......  $16.426   $15.290   $13.356         $12.868
                                          =======   =======   =======         =======
Total Return (a)........................   12.37%    19.00%     7.88%          (9.11%)*
Net Assets at End of the Period (In
  millions).............................     $4.9      $5.0      $1.3            $1.1
Ratio of Expenses to Average Net Assets
  (b)...................................    2.17%     2.13%     2.09%           2.05%
Ratio of Net Investment Income to
  Average Net Assets (b)................    3.23%     2.78%     3.80%           3.38%
Portfolio Turnover......................     102%      121%      109%            102%*
Average Commission Paid Per Equity Share
  Traded (c)............................   $.0601    $.0590        --              --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Utility Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

                                 June 30, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $128,056,637; the aggregate gross unrealized appreciation is $14,626,362 and the aggregate gross unrealized depreciation is $1,719,328, resulting in net unrealized appreciation of $12,907,034.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $901 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additional permanent differences relating to the recognition of Fund merger expenses totaling $156,573 were reclassified from accumulated undistributed net investment income to capital.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

    For the year ended June 30, 1997, $608,705 of the distributions from realized gains made by the Fund were long-term capital gains. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year.

                                 June 30, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $10,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $40,000 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $196,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. During the period, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,783,868, $71,029,312 and $4,107,714 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     2,620,830   $ 41,844,771
  Class B..........................................       496,213      7,650,734
  Class C..........................................        55,249        828,691
                                                       ----------   ------------
Total Sales........................................     3,172,292   $ 50,324,196
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       146,956   $  2,266,380
  Class B..........................................       203,976      3,135,954
  Class C..........................................         8,882        136,566
                                                       ----------   ------------
Total Dividend Reinvestment........................       359,814   $  5,538,900
                                                       ==========   ============
Repurchases:
  Class A..........................................    (3,344,356)  $(53,090,333)
  Class B..........................................    (1,709,336)   (26,459,861)
  Class C..........................................       (89,228)    (1,362,546)
                                                       ----------   ------------
Total Repurchases..................................    (5,142,920)  $(80,912,740)
                                                       ==========   ============

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $53,821,005, $86,795,620 and $4,510,486 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,081,909   $ 14,643,191
  Class B..........................................     1,829,596     24,638,568
  Class C..........................................       391,241      5,515,113
                                                       ----------   ------------
Total Sales........................................     3,302,746   $ 44,796,872
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       150,482   $  2,178,398
  Class B..........................................       193,231      2,794,761
  Class C..........................................         5,689         83,974
                                                       ----------   ------------
Total Dividend Reinvestment........................       349,402   $  5,057,133
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,228,535)  $(17,887,971)
  Class B..........................................    (2,010,741)   (29,087,995)
  Class C..........................................      (167,791)    (2,458,611)
                                                       ----------   ------------
Total Repurchases..................................    (3,407,067)  $(49,434,577)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                                 June 30, 1997
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,700 and CDSC on redeemed shares of approximately $164,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $141,749,073 and $169,893,143, respectively.

5. DISTRIBUTION AND SERVICE PLANS

    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $620,500.

                                 June 30, 1997
--------------------------------------------------------------------------------

6. FUND MERGERS

    On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Utilities Income Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 606,825, 1,173,732 and 219,180 shares of Classes A, B and C valued at $8,495,564, $16,432,324 and $3,068,523, respectively, in exchange for AC Fund's net assets. Included in these net assets was a capital loss carryforward of $357,695 which is included in accumulated net realized gain/loss on securities and cumulative book and tax basis timing differences of $2,408 which is a component of undistributed net investment income. The shares issued in connection with this transaction are included in common share sales for the current period. Combined net assets on the date of acquisition were $160,940,399.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Utility Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Utility Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Utility Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*--Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents




INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 5,658,549 shares voted for the proposal, 80,178 shares voted against and 178,137 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 5,835,137 shares voted in his favor and 82,087 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 5,834,749 shares voted in his favor and 82,476 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 5,832,773 shares voted in her favor and 84,452 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 5,834,255 shares voted in his favor and 82,970 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 5,832,121 shares voted in his favor and 85,103 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 5,832,915 shares voted in his favor and 84,310 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 5,833,180 shares voted in his favor and 84,044 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 5,833,575 shares voted in his favor and 83,650 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 5,833,103 shares voted in his favor and 84,121 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 5,832,050 shares voted in his favor and 85,174 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 5,724,587 shares voted for the proposal, 36,973 shares voted against and 155,664 shares abstained.

                               TABLE OF CONTENTS

Letter to Shareholders  . . . . . . . . . . . . . . . . . . . . . .    1
Putting Your Fund's Performance in Perspective  . . . . . . . . . .    3
Portfolio Management Review . . . . . . . . . . . . . . . . . . . .    4
Portfolio of Investments  . . . . . . . . . . . . . . . . . . . . .    7
Statement of Assets and Liabilities . . . . . . . . . . . . . . . .    9
Statement of Operations . . . . . . . . . . . . . . . . . . . . . .   10
Statement of Changes in Net Assets  . . . . . . . . . . . . . . . .   11
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . .   12
Notes to Financial Statements . . . . . . . . . . . . . . . . . . .   15
Independent Accountants' Report . . . . . . . . . . . . . . . . . .   17

VALF ANR 8/97

                             LETTER TO SHAREHOLDERS


July 24, 1997

Dear Shareholder,

         As you know, Van Kampen American Capital was recently acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.
         One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools to accomplishing this diversification.
         We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW

         Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell as low as
4.8 percent, the lowest level since 1973.
         Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
         In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.


                                                           Continued on page two

MARKET OVERVIEW

         With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.
         By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index, comprised of 5,000 publicly traded domestic companies, gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
         Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained
17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

OUTLOOK

         We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
         We believe that equities should continue to do well given the likely continuation of the moderate- growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
         We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.
         Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

               PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


   As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     - Illustrate the general market environment in which your investments are being managed

     - Reflect the impact of favorable market trends or difficult market conditions

     - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

   For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Standard & Poor's 400 Midcap Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Value Fund vs. Standard & Poor's 500-Stock Index and Standard & Poor's 400 Midcap Index (December 27, 1995 through June 30,
   1997)


                                [LINE GRAPH]

                           Dec        Mar        Jun        Sep        Dec        Mar        Jun
                          1995       1996       1996       1996       1996       1997       1997
VKAC                      9463      10141      10745      11103      12099       12208      14225
S&P 500 Stock Index      10000      10621      11096      11437      12389       12723      14940
S&P 400 Midcap Index     10000      10659      10966      11283      11965       11790      13520


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the Standard & Poor's 400 Midcap Index was selected to represent a more narrow-based comparison.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

WE RECENTLY SPOKE TO THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN CAPITAL VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE FUND'S FISCAL YEAR. THE TEAM INCLUDES JAMES A. GILLIGAN AND BRET W. STANLEY, PORTFOLIO CO-MANAGERS, AND ALAN T. SACHTLEBEN, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JUNE 30, 1997.

Q        WHAT ECONOMIC FACTORS INFLUENCED THE MARKET DURING THE REPORTING
PERIOD?

A        The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The Fund's fiscal year began on a low note in July of 1996, as small- and mid-capitalization stocks were struggling to rebound from a broad market correction. But by the end of July, technology and financial stocks were leading the equity markets upward. The economy's sluggish third quarter was followed by a strong fourth quarter, and corporate earnings came in slightly better than expected. This boosted stocks through the end of the year, generally favoring large, well-established companies over their smaller competitors.
         The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Again, large-cap stocks outperformed smaller, more erratic issues during this volatile period. The reporting period ended on a positive note, as the stock market surged ahead through the end of June.

Q        GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO
MEET ITS OBJECTIVE?

A        We use a consistent strategy to manage the Fund: we identify stocks in the mid-cap universe that we believe are selling at a discount to their intrinsic value. The Fund's approach is different from other value funds in that we don't simply consider a stock's price-to-earnings ratio, because a low price-to-earnings ratio may be justified for a particular security or industry. Instead, we strive to invest in quality businesses or industry leaders that have suffered a temporary price decline due to concerns about short-term performance. Our belief is that when temporary problems of good companies are resolved, their stock will be favorably revalued to reflect their true worth.
         Specifically, we use a "bottom up" stock selection process, which means we evaluate our acquisitions one by one, rather than maintaining defined sector allocations. We also require a security to have a 50-percent appreciation potential to its intrinsic value during the two- to three-year expected holding period.

Q        WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A        Our sector weightings are a reflection of where we found good opportunities on a stock-by-stock basis, and there were winners in a variety of sectors during the past year. One of our largest sectors was health care, which was comprised primarily of HMOs. Here, we increased our holdings in Pacificare and Aetna, whose valuations had dropped due to fears of industry pricing difficulties and cost inflation, and we hope to capitalize on the current upswing in HMO fundamentals. On the other hand, we underweighted the technology sector because we thought it was overvalued. Other companies that performed well include Crown Cork & Seal (raw materials/processing industries), and Nokia (technology).
         One security in particular that illustrates our approach to stock selection is Keystone International, a worldwide leader in the pump and valve industry. The producer manufacturing sector as a whole was undervalued at the beginning of the reporting period, and Keystone was especially attractive. However, new management was the catalyst for the intrinsic value to be fully realized. We met with the new management team, reviewed their restructuring strategy, and decided to purchase the security. It was one of the best performers in the portfolio during the reporting period, appreciating over 72 percent, following Tyco International's bid to acquire the company.

Q        HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A        The Fund achieved a 12-month total return of 32.39 percent (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 34.63 percent, and the Standard & Poor's 400 Mid-Cap Index, which more closely resembles the Fund, returned 23.29 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the S&P 400 Mid-Cap Index reflects the general performance of mid-cap stocks.
         Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q        WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

A        Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including low unemployment, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.

  The majority of the market's gains this year have been fueled by the so-called "super-caps" -- the giants of the S&P 500, including Coca-Cola, Procter & Gamble, Microsoft, and General Electric. Valuations of these stocks have become inflated, so it has been easier to find value opportunities in the mid-cap sector, which is where the Fund concentrates its holdings. As such, we expect the Value Fund to continue to thrive through year end.

[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments


[SIG]
Bret W. Stanley

Portfolio Co-Manager

[SIG]
James A. Gilligan

Portfolio Co-Manager

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.9%
CONSUMER DISTRIBUTION  7.1%
AnnTaylor Stores Corp. (a) .............................    1,060     $    20,670
Federated Department Stores, Inc. (a) ..................      890          30,927
Gap, Inc. ..............................................      700          27,213
Gymboree Corp. (a) .....................................    1,170          28,080
                                                                      -----------
                                                                          106,890
                                                                      -----------
CONSUMER DURABLES  1.8%
Black & Decker Corp. ...................................      100           3,719
Newell Co. .............................................      600          23,775
                                                                      -----------
                                                                           27,494
                                                                      -----------
CONSUMER NON-DURABLES  6.8%
Nabisco Holdings Corp., Class A ........................      870          34,691
Philip Morris Cos., Inc. ...............................      870          38,607
Tommy Hilfiger Corp. (a) ...............................      700          28,131
                                                                      -----------
                                                                          101,429
                                                                      -----------
CONSUMER SERVICES  16.0%
Bell & Howell Co. (a) ..................................    1,890          58,236
Firstplus Financial Group, Inc. (a) ....................    1,150          39,100
H & R Block, Inc. ......................................    1,360          43,860
Landry's Seafood Restaurant, Inc. (a) ..................    1,400          32,200
Lone Star Steakhouse & Saloon (a) ......................    2,580          67,080
                                                                      -----------
                                                                          240,476
                                                                      -----------
ENERGY  2.5%
McDermott International, Inc. ..........................    1,300          37,944
                                                                      -----------
FINANCE  15.0%
American Bankers Insurance Group, Inc. .................      250          15,813
Chase Manhattan Corp. ..................................      380          36,884
Conseco, Inc. ..........................................    1,040          38,480
Equitable Iowa Cos. ....................................      640          35,840
Hartford Life, Inc., Class A ...........................      100           3,750
Hertz Corp., Class A (a) ...............................      100           3,600
PMI Group, Inc. ........................................      400          24,950
Provident Cos., Inc. ...................................      620          33,170
TIG Holdings, Inc. .....................................    1,030          32,187
                                                                      -----------
                                                                          224,674
                                                                      -----------

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                                 June 30, 1997
--------------------------------------------------------------------------------

Description                                                                               Shares   Market Value
----------------------------------------------------------------------------------------------------------------
HEALTHCARE  18.7%
Aetna, Inc. ............................................................................     700   $      71,662
Nellcor Puritan Bennett, Inc. (a) ......................................................   2,000          36,250
PacifiCare Health Systems, Class B (a) .................................................     990          63,236
Pharmacia & Upjohn, Inc. ...............................................................     900          31,275
Teva Pharmaceutical Industries Ltd. - ADR (Israel) .....................................     300          19,425
Watson Pharmaceuticals, Inc. (a) .......................................................   1,380          58,305
                                                                                                   -------------
                                                                                                         280,153
                                                                                                   -------------
PRODUCER MANUFACTURING  17.8%
Durco International, Inc. ..............................................................     800          23,400
Fluor Corp. ............................................................................     350          19,315
Johnson Controls, Inc. .................................................................   1,150          47,222
Keystone International, Inc. ...........................................................   1,300          45,094
Philips Electronics N.V. - N.Y. Registered Shares (Netherlands) ........................     670          48,156
Stewart & Stevenson Services, Inc. .....................................................   1,980          51,480
Waste Management, Inc. .................................................................   1,000          32,125
                                                                                                   -------------
                                                                                                         266,792
                                                                                                   -------------
RAW MATERIALS/PROCESSING INDUSTRIES  4.3%
Alumax, Inc. (a) .......................................................................     640          24,280
Boise Cascade Corp. ....................................................................     560          19,775
Crown Cork & Seal, Inc. ................................................................     400          21,375
                                                                                                   -------------
                                                                                                          65,430
                                                                                                   -------------
TECHNOLOGY  6.6%
3Com Corp. (a) .........................................................................   1,150          51,750
Nokia Corp. - ADR (Finland) ............................................................     640          47,200
                                                                                                   -------------
                                                                                                          98,950
                                                                                                   -------------
UTILITIES  2.3%
AT&T Corp. .............................................................................   1,000          35,062
                                                                                                   -------------
TOTAL INVESTMENTS  98.9%
(Cost $1,279,048) ......................................................................               1,485,294
                                                                                                   -------------
OTHER ASSETS IN EXCESS OF LIABILITIES   1.1% ...........................................                  15,916
                                                                                                   -------------
NET ASSETS    100.0% ...................................................................           $   1,501,210
                                                                                                   -------------

(a) Non-income producing security as this stock currently does not declare dividends.


                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:

  Total Investments (Cost $1,279,048) ..................................     $    1,485,294
  Cash .................................................................             13,948
  Receivables:
    Distributor ........................................................             25,300
    Dividends ..........................................................              1,513
  Unamortized Organizational Costs .....................................             28,103
                                                                             --------------
      Total Assets .....................................................          1,554,158
                                                                             --------------

LIABILITIES:

  Organizational Costs Payable .........................................             40,000
  Deferred Compensation and Retirement Plans ...........................             12,948
                                                                             --------------
      Total Liabilities ................................................             52,948
                                                                             --------------
NET ASSETS .............................................................     $    1,501,210
                                                                             ==============
NET ASSETS CONSIST OF:
  Capital ..............................................................     $    1,236,876
  Net Unrealized Appreciation ..........................................            206,246
  Accumulated Net Realized Gain ........................................             62,157
  Accumulated Net Investment Loss ......................................             (4,069)
                                                                             --------------
NET ASSETS                                                                   $    1,501,210
                                                                             ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $1,314,954  and 91,821 shares of beneficial interest issued
    and outstanding) ...................................................     $        14.32
    Maximum sales charge (5.75%* of offering price) ....................               0.87
                                                                             --------------
    Maximum offering price to public ...................................     $        15.19
                                                                             ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $93,128 and 6,500 shares of beneficial interest issued
    and outstanding) ...................................................     $        14.33
                                                                             ==============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $93,128 and 6,500 shares of beneficial interest issued
    and outstanding) ...................................................     $        14.33
                                                                             ==============


* On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends .............................................................................     $     5,832
                                                                                              -----------

EXPENSES:
  Shareholder Reports ...................................................................          16,400
  Trustees Fees and Expenses ............................................................          16,393
  Shareholder Services ..................................................................          15,600
  Audit .................................................................................          12,250
  Accounting ............................................................................          11,136
  Amortization of Organizational Costs ..................................................           7,997
  Legal .................................................................................           7,500
  Investment Advisory Fee ...............................................................           4,160
  Registration ..........................................................................           2,225
  Custody ...............................................................................           1,023
  Other .................................................................................           1,467
                                                                                              -----------
    Total Expenses ......................................................................          96,151
    Less: Fees Waived and Expenses Reimbursed ($4,160 and $83,698, respectively) ........          87,858
          Earnings Credits on Cash Balances .............................................           1,023
                                                                                              -----------
    Net Expenses ........................................................................           7,270
                                                                                              -----------

NET INVESTMENT LOSS .....................................................................     $    (1,438)
                                                                                              ===========

REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain .....................................................................     $    64,043
                                                                                              -----------

  Unrealized Appreciation/Depreciation:
    Beginning of the Period .............................................................          20,556
    End of the Period ...................................................................         206,246
                                                                                              -----------
  Net Unrealized Appreciation During the Period .........................................         185,690
                                                                                              -----------

NET REALIZED AND UNREALIZED GAIN ........................................................     $   249,733
                                                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................................     $   248,295
                                                                                              ===========

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Year Ended June 30, 1997 and the Period
   December 27, 1995 (Commencement of Investment Operations) to June 30, 1996
--------------------------------------------------------------------------------

                                                                                           Year Ended          Period Ended
                                                                                        June 30, 1997         June 30, 1996
----------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss .........................................................    $     (1,438)         $        495
Net Realized Gain ..................................................................          64,043                 9,524
Net Unrealized Appreciation During the Period ......................................         185,690                20,556
                                                                                        ------------          ------------
Change in Net Assets from Operations ...............................................         248,295                30,575
                                                                                        ------------          ------------

Distributions from Net Investment Income:
    Class A Shares .................................................................            (174)                  -0-
    Class B Shares .................................................................            (111)                  -0-
    Class C Shares .................................................................            (111)                  -0-
                                                                                        ------------          ------------
                                                                                                (396)                  -0-
                                                                                        ------------          ------------

Distributions from Net Realized Gain:
    Class A Shares .................................................................          (6,330)                  -0-
    Class B Shares .................................................................          (4,004)                  -0-
    Class C Shares .................................................................          (4,004)                  -0-
                                                                                        ------------          ------------
                                                                                             (14,338)                  -0-
                                                                                        ------------          ------------

Total Distributions ................................................................         (14,734)                  -0-
                                                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ................................         233,561                30,575
                                                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ..........................................................       1,000,000                35,000
Net Asset Value of Shares Issued Through Dividend Reinvestment .....................           2,074                   -0-
                                                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS .................................       1,002,074                35,000
                                                                                        ------------          ------------

TOTAL INCREASE IN NET ASSETS .......................................................       1,235,635                65,575

NET ASSETS:
Beginning of the Period ............................................................         265,575               200,000
                                                                                        ------------          ------------

End of the Period (Including accumulated undistributed net
    investment income/loss of $(4,069) and $495,
    respectively) ..................................................................    $  1,501,210          $    265,575
                                                                                        ============          ============

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                            December 27, 1995
                                                                                                            (Commencement
                                                                                                            of Investment
                                                                                 Year Ended                 Operations) to
Class A Shares                                                                   June 30, 1997              June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period ..............................        $    11.409                      $    10.000
                                                                                 -----------                      -----------
  Net Investment Income/Loss ............................................             (0.014)                           0.018
  Net Realized and Unrealized Gain ......................................              3.559                            1.391
                                                                                 -----------                      -----------
  Total from Investment Operations ......................................              3.545                            1.409
                                                                                 -----------                      -----------
Less:
  Distributions from Net Investment Income ..............................              0.017                              -0-
  Distributions from Net Realized Gain ..................................              0.616                              -0-
                                                                                 -----------                       ----------
Total Distributions .....................................................              0.633                              -0-
                                                                                 -----------                       ----------
Net Asset Value, End of the Period ......................................        $    14.321                      $    11.409
                                                                                 ===========                      ===========
Total Return * (a) ......................................................             32.39%                         14.00%**

Net Assets at End of the Period (In thousands) ..........................        $   1,315.0                      $     117.2

Ratio of Expenses to Average Net Assets* (b) ............................              1.48%                            1.38%

Ratio of Net Investment Income/Loss to Average Net
 Assets* ................................................................              (.31%)                           0.38%

Portfolio Turnover ......................................................                85%                            41%**

Average Commission Paid Per Equity Share Traded (c) .....................        $    0.0369                      $    0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b) .............................             17.01%                           17.57%

Ratio of Net Investment Income/Loss to Average Net
 Assets .................................................................            (16.01%)                         (15.81%)



** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                        December 27, 1995
                                                                            (Commencement
                                                                            of Investment
                                                          Year Ended       Operations) to
Class B Shares                                            June 30, 1997     June 30, 1996
-----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period .............................   $    11.410        $    10.000
                                                          -----------        -----------
  Net Investment Income/Loss ..........................        (0.017)             0.024
  Net Realized and Unrealized Gain ....................         3.567              1.386
                                                          -----------        -----------
Total from Investment Operations ......................         3.550              1.410
                                                          -----------        -----------
Less:
  Distributions from Net Investment Income ............         0.017                -0-
  Distributions from Net Realized Gain ................         0.616                -0-
                                                          -----------        -----------
Total Distributions ...................................         0.633                -0-
                                                          -----------        -----------
Net Asset Value, End of the Period ....................   $    14.327        $    11.410
                                                          ===========        ===========

Total Return * (a) ....................................        32.48%             14.00%**

Net Assets at End of the Period (In thousands) ........   $      93.1        $      74.2

Ratio of Expenses to Average Net Assets* (b) ..........         1.48%              1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets* .........................................         (.14%)             0.44%

Portfolio Turnover ....................................           85%                41%**

Average Commission Paid Per Equity Share
  Traded (c) ..........................................   $    0.0369        $    0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b) ...........        17.01%             17.57%

Ratio of Net Investment Income/Loss to Average
  Net Assets ..........................................       (15.79%)           (15.75%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                                  December 27, 1995
                                                                                                                 (Commencement
                                                                                                                 of Investment
                                                                               Year Ended                        Operations) to
Class C Shares                                                                 June 30, 1997                     June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period ...................                   $     11.410                      $       10.000
                                                                               ------------                      --------------
  Net Investment Income/Loss ...............................                         (0.017)                              0.024
  Net Realized and Unrealized Gain .........................                          3.567                               1.386
                                                                               ------------                      --------------
Total from Investment Operations ...........................                          3.550                               1.410
                                                                               ------------                      --------------
Less:
  Distributions from Net Investment Income .................                          0.017                                  -0-

  Distributions from Net Realized Gain .....................                          0.616                                  -0-
                                                                               ------------                      --------------
Total Distributions ........................................                          0.633                                  -0-
                                                                               ------------                      --------------
Net Asset Value, End of the Period .........................                   $     14.327                      $       11.410
                                                                               ============                      ==============

Total Return * (a) .........................................                         32.48%                              14.00%**

Net Assets at End of the Period (In thousands) .............                   $       93.1                      $         74.2

Ratio of Expenses to Average Net Assets* (b) ...............                          1.48%                               1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets* ..............................................                          (.14%)                              0.44%

Portfolio Turnover .........................................                            85%                                 41%**

Average Commission Paid Per Equity Share Traded (c) ........                   $     0.0369                      $       0.0250

*If certain expenses had not been assumed by VKAC, total return been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b) ................                         17.01%                              17.57%

Ratio of Net Investment Income/Loss to Average
  Net Assets ...............................................                        (15.79%)                            (15.75%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of
Trustees.   Short-term securities with remaining maturities of  60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

      At June 30, 1997, for federal income tax purposes, the cost of long-term investments is $1,279,048; the gross aggregate unrealized appreciation is $220,706 and the gross aggregate unrealized depreciation is $14,460, resulting in net unrealized appreciation of $206,246.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term gains are included in ordinary income for tax purposes.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences of $2,928 due to the characterization of distributions for tax purposes have been reclassified from accumulated net realized gain to accumulated net investment loss. In addition, permanent differences of $198 relating to the recognition of certain expenses which are not deductible for tax purposes were reclassified from accumulated distributions in excess of net investment income to capital.

G. EXPENSE REDUCTIONS - During the year ended June 30, 1997, the Fund's custody fee was reduced by $1,023 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE NET ASSETS                    % PER ANNUM
-------------------------------- -----------------
First $500 million                           .75%
Next $500 million                            .70%
Over $1 billion                              .65%

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                                 JUNE 30, 1997
--------------------------------------------------------------------------------

      For the year ended June 30, 1997, the Fund incurred expenses of approximately $18,600 representing VKAC's. cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.

      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a
profit.   All of this cost has been assumed by VKAC.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

          The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

      At June 30, 1997, VKAC owned 88,367 shares of Class A and 6,500 shares each of Classes B and C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

         At June 30, 1997, capital aggregated $1,106,900, $64,988 and $64,988 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:


                                    SHARES           VALUE
--------------------------------------------------------------
Sales:

  Class A........................    81,367      $1,000,000
                                     ======      ==========
Dividend Reinvestment:
    Class A......................       177      $    2,074
                                     ======      ==========

      At June 30, 1996, capital aggregated $105,000, $65,000 and $65,000 for
Classes A, B and C, respectively. For the period ended June 30, 1996, transactions were as follows:


                                    SHARES            VALUE
--------------------------------------------------------------
Sales:
  Class A........................     3,277         $35,000
                                      =====         =======

      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                         CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                         ---------------------
                                                           CLASS B  CLASS C
YEAR OF REDEMPTION                                         SHARES   SHARES
------------------------------------------------------------------------------
First.........................................              5.00%    1.00%
Second........................................              4.00%     None
Third.........................................              3.00%     None
Fourth........................................              2.50%     None
Fifth.........................................              1.50%     None
Sixth and Thereafter..........................               None     None

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,433,895 and $454,721, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      [KPMG PEAT MARWICK LLP LETTERHEAD]


                      REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees and Shareholders of
Van Kampen American Capital Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Value Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Capital Value Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG PEAT MARWICK LLP



Chicago, Illinois
August 15, 1997

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND



BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Ivestment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All Rights
     Reserved.

(SM) denotes a service mark of Van Kampen American Capital
     Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 13,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 13,000 shares voted in her favor 0 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 13,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained.

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . .    1
PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE  . . . . . . . .    3
PORTFOLIO MANAGEMENT REVIEW . . . . . . . . . . . . . . . . . .    4
PORTFOLIO OF INVESTMENTS  . . . . . . . . . . . . . . . . . . .    6
STATEMENT OF ASSETS AND LIABILITIES . . . . . . . . . . . . . .    8
STATEMENT OF OPERATIONS . . . . . . . . . . . . . . . . . . . .    9
STATEMENT OF CHANGES IN NET ASSETS  . . . . . . . . . . . . . .   10
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . .   11
NOTES TO FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . .   14
INDEPENDENT ACCOUNTANTS' REPORT . . . . . . . . . . . . . . . .   16

GAC ANR 8/97

                             LETTER TO SHAREHOLDERS


July 24, 1997

Dear Shareholder,

         As you know, Van Kampen American Capital was recently acquired by
Morgan Stanley  Group Inc., a world leader in asset management.   Earlier this
year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.
         One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools to accomplishing this diversification.
         We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW

         Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell as low as
4.8 percent, the lowest level since 1973.
         Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
         In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

                                                           Continued on page two

MARKET OVERVIEW

         With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.
         By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index, comprised of 5,000 publicly traded domestic companies, gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
         Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained
17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

OUTLOOK

         We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
         We believe that equities should continue to do well given the likely continuation of the moderate- growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
         We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.
         Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

               PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

             - Illustrate the general market environment in which your
               investments are being managed

             - Reflect the impact of favorable market trends or difficult market conditions

             - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Great American Companies Fund vs. Standard & Poor's 500 Stock Index and the Lipper Growth Fund Index (December 27, 1995 through June 30, 1997)

                                   [LINE GRAPH]

                        Dec          Mar             Jun             Sep        Dec        Mar           Jun
                        1995         1996            1996            1996       1996       1997          1997
VKAC                    9462         10603           10943           11310      12311      12463         14476
S&P                    10000         10621           11096           11437      12389      12723         14940
Lipper                 10000         10451           10796           11103      11748      11708         13557

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

We recently spoke to the management team of the Van Kampen American Capital Great American Companies Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Stephen L. Boyd and Evan Harrel, portfolio co-managers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.

Q        WHAT ECONOMIC FACTORS INFLUENCED THE MARKET DURING THE REPORTING
         PERIOD?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The Fund's fiscal year began on a low note in July of 1996, as small- and mid-capitalization stocks were struggling to rebound from a broad market correction. But by the end of July, technology and financial stocks were leading the equity markets upward. The economy's sluggish third quarter was followed by a strong fourth quarter, and corporate earnings came in slightly better than expected. This boosted stocks through the end of the year, generally favoring large, well-established companies over their smaller competitors.
         The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Again, large-cap stocks outperformed smaller, more erratic issues during this volatile period. The reporting period ended on a positive note, as the stock market surged ahead through the end of June.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A The Fund invests in successful, established U.S. companies that have traditionally been market leaders in their respective fields. In other words, the Fund invests in growth companies, rather than growth stocks--we want to hold securities of companies with staying power, not the hot stock of the month. Although quality is our primary consideration, we do make sure the securities in the Fund's portfolio have attractive valuations relative to their growth rates. Finally, we diversify the Fund across a variety of market sectors to maintain exposure to high-quality companies across a spectrum of industries.
         We use a "bottom up" stock selection process, which means we evaluate our acquisitions one by one, rather than maintaining defined sector allocations. Specifically, we look for three criteria. First, the company should have a high return on equity, which indicates strong cash flows. Second, the company should maintain a lower-than-average ratio of debt to capital. And third, the company should reinvest their profits at a high rate. The second and third points are important because they suggest that the company is reinvesting its cash, and this often translates into sustained growth.

Q        WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A As a result of our bottom-up strategy, our sector weightings are a reflection of where we found good opportunities on a stock-by-stock basis. There were winners in a wide variety of sectors during the past year, including technology, retail, and finance. Because the Fund invests in companies that dominate their niche, many of the Fund's holdings are in large-company stocks. As a result, the strength of the large-cap market during the period added to the Fund's total return. Stocks that benefited the portfolio included Exxon (energy), Lucent (technology), International Business Machines (technology), Revlon (consumer non-durables), and Bristol-Myers Squibb (health care).
         One notable winner in the health-care sector was Aetna. Aetna used to be primarily a broad-line insurance company, but in 1996 they spun off their property and casualty insurance unit. Aetna also purchased U.S. Healthcare, a health maintenance organization, and capitalized on the current upswing in HMO fundamentals. Through this reorganization, Aetna shifted from a slow-growth industry (insurance) to a high-growth industry (health care). The result: Aetna has been revalued as a health-care company, and its stock price appreciated almost 39 percent during the reporting period.

Q        HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A The Fund achieved a 12-month total return of 32.29 percent (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 34.63 percent, and the
Lipper Growth Fund Index, which more closely resembles the Fund, returned 25.57 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds.
         Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q        WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

A Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.
         Our strategy of purchasing attractively valued, high-quality companies regardless of sector has served the Fund well since its inception, and we believe it will continue to do so in the current market environment. Typically, the performance of these companies has been more stable than the overall market, so by investing in their securities, we hope to reduce our level of risk during volatile market environments. In addition, the securities in the Fund's portfolio have proven their ability to thrive in a variety of market conditions, so we are confident in the Fund's ability to weather the months ahead.

[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments

[SIG]
Evan Harrel

Portfolio Co-Manager

[SIG]
Stephen Boyd

Portfolio Co-Manager

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                          PORTFOLIO OF INVESTMENTS

                                June 30, 1997
--------------------------------------------------------------------------------


Security Description                                 Shares         Market Value
--------------------------------------------------------------------------------
COMMON STOCK 92.8%
CONSUMER DISTRIBUTION  11.5%
Autozone, Inc. (a)  ................................    1,000         $ 23,562
Dollar General Corp. ...............................      800           30,000
Duckwall-Alco Stores, Inc. (a)  ....................    1,600           20,600
Kroger Co. (a) .....................................    1,200           34,800
Lear Corp. (a) .....................................      600           26,625
Polo Ralph Lauren Corp. (a) ........................      100            2,738
Staples, Inc. (a) ..................................    1,200           27,900
                                                                      --------
                                                                       166,225
                                                                      --------

CONSUMER DURABLES  5.3%
Armstrong World Industries, Inc. ...................      400           29,350
Hasbro, Inc.  ......................................    1,000           28,500
Newell Co.  ........................................      500           19,813
                                                                      --------
                                                                        77,663
                                                                      --------

CONSUMER NON-DURABLES  15.2%
Anheuser Busch Cos., Inc. ..........................      700           29,356
Avon Products, Inc.  ...............................      600           42,337
Canandaigua Wine, Inc., Class A (a)  ...............      500           17,000
CPC International, Inc.  ...........................      400           36,925
Nabisco Holdings Corp., Class A  ...................      800           31,900
Philip Morris Cos., Inc. ...........................      500           22,188
Revlon, Inc., Class A (a) ..........................      800           41,450
                                                                      --------
                                                                       221,156
                                                                      --------

CONSUMER SERVICES  7.5%
Cox Communications, Inc., Class A (a) ..............    1,200           28,800
Gannett, Inc. ......................................      250           24,687
Host Marriott Corp. (a)  ...........................    1,500           26,719
Omnicom Group, Inc.  ...............................      400           24,650
Stewart Enterprises, Inc., Class A  ................      100            4,200
                                                                      --------
                                                                       109,056
                                                                      --------

ENERGY  8.3%
Amoco Corp.  .......................................      350           30,428
Exxon Corp.  .......................................      600           36,900
Unocal Corp. .......................................      800           31,050
Williams Cos., Inc.  ...............................      500           21,875
                                                                      --------
                                                                       120,253
                                                                      --------
FINANCE  16.0%
American International Group, Inc.  ................      125           18,672
Capital One Financial Corp. ........................      700           26,425
Charter One Financial, Inc. ........................      500           26,938
Chase Manhattan Corp. ..............................      300           29,119
Federal National Mortgage Association ..............      700           30,537


                                             See Notes to Financial Statements
                                      6

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                          PORTFOLIO OF INVESTMENTS

                                June 30, 1997
--------------------------------------------------------------------------------


Security Description                                   Shares      Market Value
--------------------------------------------------------------------------------
FINANCE  (CONTINUED)
Green Tree Financial Corp.  ........................    650     $     23,156
Hartford Life, Inc., Class A (a) ...................    100            3,750
Household International, Inc. ......................    100           11,744
MGIC Investment Corp. ..............................    800           38,350
Nationwide Financial Services, Inc., Class A .......    900           23,906
                                                                ------------
                                                                     232,597
                                                                ------------

HEALTHCARE  7.2%
Aetna, Inc. ........................................    150           15,356
Becton Dickinson & Co. .............................    400           20,250
Bristol-Myers Squibb Co. ...........................    500           40,500
Medpartners, Inc. (a) ..............................  1,300           28,113
                                                                ------------
                                                                     104,219
                                                                ------------

PRODUCER MANUFACTURING  10.2%
Corning, Inc. ......................................    300           16,687
Cummins Engine, Inc. ...............................    300           21,169
Emerson Electric Co. ...............................    650           35,791
Honeywell, Inc. ....................................    400           30,350
Ingersoll-Rand Co. .................................    600           37,050
Kent Electronics Corp. (a) .........................    200            7,337
                                                                ------------
                                                                     148,384
                                                                ------------

RAW MATERIALS/PROCESSING INDUSTRIES  2.6%
Sherwin Williams Co. ...............................  1,200           37,050
                                                                ------------

TECHNOLOGY  7.5%
America Online, Inc. (a) ...........................    300           16,688
BMC Software, Inc. (a) .............................    200           11,075
International Business Machines Corp. ..............    400           36,075
Intuit, Inc. (a) ...................................    400            9,175
Lucent Technologies, Inc. ..........................    500           36,031
                                                                ------------
                                                                     109,044
                                                                ------------

TRANSPORTATION  1.5%
Southwest Airlines Co. .............................    850           21,994
                                                                ------------

TOTAL INVESTMENTS  92.8%
   (Cost $1,149,514)  ..............................               1,347,641
OTHER ASSETS IN EXCESS OF LIABILITIES   7.2% .......                 103,877
                                                                ------------
NET ASSETS    100.0% ...............................            $  1,451,518
                                                                ============


(a) Non-income producing security as this stock does not currently declare dividends.


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,149,514) .....................................................      $   1,347,641
Cash ....................................................................................            108,724
Receivables:
  Distributor ...........................................................................             25,543
  Investments Sold ......................................................................              5,197
  Dividends .............................................................................                771
Unamortized Organizational Costs ........................................................             28,103
                                                                                               -------------

       Total Assets .....................................................................          1,515,979
                                                                                               -------------

LIABILITIES:

Payables:
   Organizational Costs .................................................................             40,000
   Investments Purchased ................................................................             12,079
Deferred Compensation and Retirement Plans ..............................................             12,382
                                                                                               -------------

       Total Liabilities ................................................................             64,461

NET ASSETS  .............................................................................      $   1,451,518
                                                                                               =============
NET ASSETS CONSIST OF:
Capital  ................................................................................      $   1,204,824
Net Unrealized Appreciation  ............................................................            198,127
Accumulated Net Realized Gain ...........................................................             51,566
Accumulated Net Investment Loss .........................................................             (2,999)
                                                                                               -------------

NET ASSETS  .............................................................................      $   1,451,518
                                                                                               =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
       Net asset value and redemption price per share (Based on net assets of
       $1,260,774 and 88,566 shares of beneficial interest issued and outstanding) ......      $       14.24
       Maximum sales charge (5.75%* of offering price) ..................................               0.87
                                                                                               -------------

       Maximum offering price to public .................................................      $       15.11
                                                                                               =============
  Class B Shares:
       Net asset value and offering price per share (Based on net assets of $92,538
       and 6,500 shares of beneficial interest issued and outstanding) ..................      $       14.24
                                                                                               =============
  Class C Shares:
       Net asset value and offering price per share (Based on net assets of $98,206
       and 6,898 shares of beneficial interest issued and outstanding) ..................      $       14.24
                                                                                               =============

       * On sales of $50,000 or more, the sales charge will be reduced.





                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                            STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .......................................................   $   6,139
                                                                    ---------
EXPENSES:

Trustees Fees and Expenses ......................................      15,826
Shareholder Services ............................................      15,450
Shareholder Reports .............................................      13,950
Audit ...........................................................      12,250
Accounting ......................................................      10,820
Amortization of Organizational Costs ............................       7,997
Legal ...........................................................       7,500
Investment Advisory Fee .........................................       3,607
Registration and Filing .........................................       2,225
Custody .........................................................       1,748
Other ...........................................................       1,362
                                                                    ---------

    Total Expenses ..............................................      92,735
    Less: Fees Waived and Expenses Reimbursed ($3,607 and $80,872)     84,479
              Earnings Credits on Cash Balances .................       1,748
                                                                    ---------

      Net Expenses ..............................................       6,508
                                                                    ---------

NET INVESTMENT LOSS .............................................   $    (369)
                                                                    =========
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Gain ...............................................   $  56,138
                                                                    ---------

Unrealized Appreciation/Depreciation:
  Beginning of the Period .......................................      21,475

  End of the Period .............................................     198,127
                                                                    ---------

Net Unrealized Appreciation During the Period                         176,652
                                                                    ---------

NET REALIZED AND UNREALIZED GAIN ................................   $ 232,790
                                                                    =========

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $ 232,421
                                                                    =========


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                       STATEMENT OF CHANGES IN NET ASSETS

       For the Year Ended June 30, 1997 and the Period December 27, 1995
            (Commencement of Investment Operations) to June 30, 1996
-----------------------------------------------------------------------------

                                                                                        Year Ended           Period Ended
                                                                                     June 30, 1997          June 30, 1996
-------------------------------------------------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss...............................................           $       (369)           $        373
Net Realized Gain........................................................                 56,138                  10,594
Net Unrealized Appreciation During the Period............................                176,652                  21,475
                                                                                    ------------            ------------

Change in Net Assets from Operations.....................................                232,421                  32,442
                                                                                    ------------            ------------

Distributions from and in Excess of Net Investment Income:

  Class A Shares.........................................................                   (133)               ---
  Class B Shares.........................................................                   (123)               ---
  Class C Shares.........................................................                   (123)               ---
                                                                                    ------------            ------------

                                                                                            (379)               ---
                                                                                    ------------            ------------

Distributions from Net Realized Gain:

  Class A Shares.........................................................                 (6,296)               ---
  Class B Shares.........................................................                 (5,847)               ---
  Class C Shares.........................................................                 (5,847)               ---
                                                                                    ------------            ------------

                                                                                         (17,990)               ---
                                                                                    ------------            ------------

    Total Distributions..................................................                (18,369)               ---
                                                                                    ------------            ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......................                214,052                  32,442

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold................................................              1,005,024                ---
                                                                                    ------------            ------------

TOTAL INCREASE IN NET ASSETS.............................................              1,219,076                  32,442

NET ASSETS:
Beginning of the Period..................................................                232,442                 200,000
                                                                                    ------------            ------------
End of the Period (Including accumulated undistributed net investment
  income/loss of $(2,999) and $373, respectively.........................           $  1,451,518            $    232,442
                                                                                    ============            ============


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                              FINANCIAL HIGHLIGHTS
       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
           OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

                                                                                      December 27, 1995
                                                                                          (Commencement
                                                                                Year      of Investment
                                                                               Ended     Operations) to
Class A Shares                                                         June 30, 1997      June 30, 1996
-------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of the Period.............................    $  11.622         $   10.000
                                                                           ---------         ----------

    Net Investment Income/Loss.........................................       (0.003)             0.019
    Net Realized and Unrealized Gain...................................        3.535              1.603
                                                                           ---------         ----------

  Total from Investment Operations.....................................        3.532              1.622
                                                                           ---------         ----------

  Less:
    Distributions from and in Excess of Net Investment Income..........        0.019               ---
    Distributions from Net Realized Gain...............................        0.900               ---
                                                                           ---------         ----------

  Total Distributions..................................................        0.919               ---
                                                                           ---------         ----------

  Net Asset Value, End of the Period...................................    $  14.235         $   11.622
                                                                           =========         ==========

  Total Return * (a)...................................................       32.29%             16.10% **

  Net Assets at End of the Period (In thousands).......................    $ 1,260.8              $81.4

  Ratio of Expenses to Average Net Assets* (c).........................        1.59%              1.37%

  Ratio of Net Investment Income to Average Net Assets*................       (0.08%)             0.33%

  Portfolio Turnover...................................................         100%                48% **

  Average Commission Paid Per Equity Share Traded (b)..................    $  0.0320             $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)..........................       17.48%             18.46%

  Ratio of Net Investment Income to Average Net Assets.................      (16.31%)           (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .34% and .13% for the periods ended June 30, 1997 and 1996, respectively.


                                             See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
           OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
-------------------------------------------------------------------------------

                                                                            December 27, 1995
                                                                                (Commencement
                                                                   Year         of Investment
                                                                  Ended        Operations) to
Class B Shares                                            June 30, 1997         June 30, 1996
---------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period................. $   11.622             $   10.000
                                                            ----------             ----------

    Net Investment Income/Loss.............................     (0.007)                 0.019
    Net Realized and Unrealized Gain.......................      3.541                  1.603
                                                            ----------             ----------

  Total from Investment Operations.........................      3.534                  1.622
                                                            ----------             ----------
  Less:
    Distributions from and in Excess of Net Investment
     Income................................................      0.019                  ---

    Distributions from Net Realized Gain...................      0.900                  ---
                                                            ----------             ----------

  Total Distributions......................................      0.919                  ---
                                                            ----------             ----------

  Net Asset Value, End of the Period ...................... $   14.237             $   11.622
                                                            ==========             ==========

  Total Return * (a).......................................     32.29%                 16.10%**

  Net Assets at End of the Period (In thousands)...........      $92.5                  $75.5

  Ratio of Expenses to Average Net Assets* (c).............      1.59%                  1.37%

  Ratio of Net Investment Income to Average Net Assets*....     (0.05%)                 0.33%

  Portfolio Turnover.......................................       100%                    48%**

  Average Commission Paid Per Equity Share Traded(b).......    $0.0320                 $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)..............     17.48%                 18.46%

  Ratio of Net Investment Income to Average Net Assets.....    (16.28%)               (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits
    earned on overnight cash balances.   If these credits were reflected
    as a reduction of expenses, the ratios would decrease by .34% and .13% for the periods ended June 30, 1997 and 1996, respectively.

                                               See Notes to Financial Statements

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                            December 27, 1995
                                                                                                                (Commencement
                                                                                         Year                   of Investment
                                                                                        Ended                  Operations) to
Class C Shares                                                                  June 30, 1997                   June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................................  $   11.622                     $   10.000
                                                                                    ----------                     ----------
    Net Investment Income/Loss....................................................      (0.007)                         0.019
    Net Realized and Unrealized Gain..............................................       3.541                          1.603
                                                                                    ----------                     ----------

Total from Investment Operations..................................................       3.534                          1.622
                                                                                    ----------                     ----------

Less:
    Distributions from and in Excess of Net Investment Income.....................       0.019                        ---
    Distributions from Net Realized Gain..........................................       0.900                        ---
                                                                                    ----------                     ----------

Total Distributions...............................................................       0.919                        ---
                                                                                    ----------                     ----------

 Net Asset Value, End of the Period..............................................   $   14.237                     $   11.622
                                                                                    ==========                     ==========

Total Return * (a)................................................................      32.29%                         16.10%**

Net Assets at End of the Period (In thousands)....................................       $98.2                          $75.5

Ratio of Expenses to Average Net Assets* (c)......................................       1.59%                          1.37%

Ratio of Net Investment Income to Average Net Assets*.............................      (0.05%)                         0.33%

Portfolio Turnover................................................................        100%                            48%**

Average Commission Paid Per Equity Share Traded (b)...............................     $0.0320                         $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c).......................................      17.48%                         18.46%

Ratio of Net Investment Income to Average Net Assets..............................     (16.28%)                       (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .34% and .13% for the periods ended June 30, 1997 and 1996, respectively.

                                               See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL
                         GREAT AMERICAN COMPANIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Great American Companies Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1997, for federal income tax purposes, cost of long-term investments is $1,149,514; the gross aggregate unrealized appreciation is $201,189 and the gross aggregate unrealized depreciation is $3,062, resulting in net unrealized appreciation of $198,127.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and, if any, net realized gains. Distributions from net realized gains for book purpose may include short-term capital gains. All short-term gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences of $2,824 due to the characterization of distributions for tax purposes have been reclassified from accumulated net realized gains to accumulated distributions in excess of net investment income. In addition, permanent differences of $200 relating to the recognition of certain expenses which are not deductible for tax purposes were reclassified from accumulated distributions in excess of net investment income to capital.

G. EXPENSE REDUCTIONS - During the year ended June 30, 1997, the Fund's custody fee was reduced by $1,748 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets            % Per Annum
-----------------------------------------
First $500 million ..........   .70 of 1%
Next $500 million ...........   .65 of 1%
Over $1 billion .............   .60 of 1%

                         VAN KAMPEN AMERICAN CAPITAL
                        GREAT AMERICAN COMPANIES FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 1997

     For the year ended June 30, 1997, the Fund incurred expenses of approximately $18,300, all of which was subsequently assumed by VKAC, representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Advisor, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     At June 30, 1997, VKAC owned all shares of Classes A and B, respectively, and 6,500 shares of Class C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1997, capital aggregated $1,069,863, $64,969 and $69,992 for
Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:



                                     Shares           Value
--------------------------------------------------------------
Sales:
  Class A .......................    81,566         $1,000,000
  Class B .......................         0                  0
  Class C .......................       398              5,024
                                     ------         ----------
Total Sales .....................    81,964         $1,005,024
                                     ======         ==========

     At December 31, 1996, capital aggregated $70,000, $65,000 and $65,000 for Classes A, B and C, respectively.

     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.



                                 Contingent  Deferred
                                     Sales Charge
                                 --------------------
                                  Class B    Class C
Year of Redemption                Shares     Shares
-----------------------------------------------------
First .........................    5.00%      1.00%
Second ........................    4.00%      None
Third .........................    3.00%      None
Fourth ........................    2.50%      None
Fifth .........................    1.50%      None
Sixth and Thereafter ..........     None      None


4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,376,390 and $470,624, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                     [KPMG PEAT MARKWICK LLP LETTERHEAD]


                      REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders of
Van Kampen American Capital Great American Companies Fund:


We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Great American Companies Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Great American Companies Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP

Chicago, Illinois
August 15, 1997

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND



BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*  "Interested" persons of the Fund, as defined in the Investment
   Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
     All Rights Reserved.

(SM) denotes a service mark of
   Van Kampen American Capital the shareholders Distributors, Inc.

This report is submitted for the general information of of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND





                          RESULT OF SHAREHOLDER VOTES
--------------------------------------------------------------------------------

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 101,565 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 101,565 shares voted in her favor and 0 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 101,565 shares voted in his favor and 0 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 101,565 shares voted for the proposal, 0 shares voted against and 0 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19
Report of Independent Accountants................ 26

GF ANR 8/97

                             LETTER TO SHAREHOLDERS



July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset                      [PHOTO]
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,
Discover & Co. agreed to merge. The merger
was completed on May 31, creating the
combined company of Morgan Stanley,
Dean Witter, Discover & Co.
Additionally, we are very pleased to      DENNIS J. MCDONNELL AND DON G. POWELL
announce that Philip N. Duff, formerly
the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy
                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.
    By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index, comprised of 5,000 publicly traded domestic companies, gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
    Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained
17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
    We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]

Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]

Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....   36.00%     35.32%      35.32%
One-year total return(2).................   28.15%     30.32%      34.32%
Life-of-Fund average annual total
  return(2)..............................   45.20%     48.34%      50.50%
Commencement Date........................  12/27/95   12/27/95   12/27/95

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                       AS OF JUNE         AS OF DECEMBER
                        30, 1997            31, 1996(1)
Philip Morris Cos.,
  Inc. .................. 5.1%  .............  5.2%
Conseco, Inc. ........... 4.5%  .............  3.2%
Compaq Computer Corp. ... 2.8%  .............  N/A
BMC Software, Inc. ...... 2.7%  .............  2.1%
TJX Cos., Inc. .......... 2.4%  .............  2.2%
Bristol-Myers Squibb Co.. 2.2%  .............  N/A
HFS, Inc. ............... 2.0%  .............  1.7%
Wellpoint Health
  Networks, Inc.  ....... 2.0%  .............  N/A
Safeskin Corp. .......... 1.9%  .............  N/A
Waters Corp. ............ 1.9%  .............  N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1997                    AS OF DECEMBER 31, 1996(1)
Technology.................  31%       Technology.................  32%
Health Care................  22%       Health Care................  17%
Consumer Distribution......  13%       Finance....................  17%
Finance....................  11%       Consumer Services..........  12%
Consumer Non-Durables......   9%       Consumer Distribution......  12%

(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Growth Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 27, 1995 through June 30, 1997)

                                 [LINE GRAPH]

          Dec     Mar     Jun     Sep     Dec      Mar     Jun
          1995    1996    1996    1996    1996     1997    1997
VKAC       9425   11310   12912   14213   15390    15213   17561
S&P       10000   10621   11096   11437   12389    12723   14940
Lipper    10000   10451   10796   11103   11748    11708   13557


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

We recently spoke to the management team of the Van Kampen American Capital Growth Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Jeff D. New, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.

Q   WHAT ECONOMIC FACTORS INFLUENCED THE MARKET DURING THE REPORTING PERIOD?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The Fund's fiscal year began on a low note in July of 1996, as small- and mid-capitalization stocks were struggling to rebound from a broad market correction. But by the end of July, technology and financial stocks were leading the equity markets upward. The economy's sluggish third quarter was followed by a strong fourth quarter, and corporate earnings came in slightly better than what had been expected. This boosted stocks through the end of the year, generally favoring large, well-established companies over their smaller competitors.
    The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction that began in early March, wiping out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses, with large-cap stocks once again outperforming smaller, more erratic issues. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A We maintain a consistent strategy of stock selection, seeking to identify companies with positive future fundamentals at attractive prices. We look for stocks that have one or more of the following traits: consistently above-average earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. Our selection process is referred to as "bottom up," which means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. This strategy of purchasing attractively valued companies with strong fundamentals, regardless of sector, was successful for the Fund during the reporting period.
    In addition to our disciplined selection process, we believe strongly in talking with the management teams behind the companies in whose stocks we invest. It's the key to a bottom-up selection strategy, and we think it is the single most valuable way for us to spend our time. These meetings help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. We also learn about a company's opportunities within its particular industry. During any given year, we will have in-depth discussions with 300 to 400 management teams.

Q   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

A Most of the holdings in the portfolio when the Fund opened to investors in February can be found in the portfolio today, and we were also able to find some interesting new opportunities. We overweighted the health-care sector by increasing our holdings in several pharmaceutical firms, including Merck, Bristol-Myers Squibb, and Pfizer. We reduced our overall weighting in the financial sector, although our position in Conseco, a financial services company, was increased during the past six months. It is now the Fund's second-largest equity holding.
    Currently, the Fund is overweighted in technology, with about 27 percent of the Fund's assets allocated here. Within technology, our largest industry weightings are in electronic data processing and computer software. A new technology stock in the portfolio, Compaq Computer Corp., is especially attractive to us now. In the past year, the company appointed a new chief financial officer, who has focused on increasing profitability and reducing inventory, which should lower the company's risks and operating costs. Compaq's stock price has returned almost 34 percent this year. This is a good example of our stock selection strategy at work--we believe Compaq is a reasonably priced company with positive future fundamentals. For additional Fund portfolio highlights, please refer to page five.

Q   HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A We were very pleased with the Fund's performance. The Fund achieved a 12-month total return of 36.00 percent(1) (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard & Poor's 500-Stock
Index returned 34.63 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 25.57 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds.
    Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page four for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A Currently, the stock market is experiencing a nearly perfect environment: low inflation, moderate economic growth, and solid corporate earnings.
    While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.
    Because the stock market has flourished lately, we are finding it difficult--but not impossible--to identify promising securities that we believe are attractively priced. High-valuation stocks often carry high risk: the more expensive a security, the farther its price can fall in a downturn. Our strategy for the Growth Fund emphasizes securities with strong fundamentals at reasonable prices, so we believe the Fund will be in good standing in the months ahead.

[SIG.]

Alan T. Sachtleben
Chief Investment Officer
Equity Investments


[SIG.]

Jeff D. New
Portfolio Manager

                                              Please see footnotes on page four.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

 Security
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS  87.8%
CONSUMER DISTRIBUTION  11.1%
Bed Bath & Beyond, Inc. (a).................................   21,350   $    648,506
CDW Computer Centers, Inc. (a)..............................   20,000      1,061,250
Eagle Hardware & Garden, Inc. (a)...........................   37,000        846,375
Home Depot, Inc.............................................   18,000      1,240,875
Ross Stores, Inc............................................   38,900      1,271,544
Safeway, Inc. (a)...........................................   24,200      1,116,225
Stein Mart, Inc. (a)........................................   35,000      1,050,000
Tech Data Corp. (a).........................................   55,500      1,744,781
TJX Cos., Inc...............................................   93,800      2,473,975
U.S. Office Products Co. (a)................................   48,300      1,476,169
                                                                        ------------
                                                                          12,929,700
                                                                        ------------
CONSUMER NON-DURABLES  7.8%
Borders Group, Inc. (a).....................................   33,000        796,125
Intimate Brands, Inc. Class A...............................   45,000        945,000
Nautica Enterprises, Inc. (a)...............................   40,100      1,060,143
Philip Morris Cos., Inc.....................................  117,000      5,191,875
Tommy Hilfiger Corp. (a)....................................   25,700      1,032,819
                                                                        ------------
                                                                           9,025,962
                                                                        ------------
CONSUMER SERVICES  6.1%
AccuStaff, Inc. (a).........................................   63,000      1,492,313
Firstplus Financial Group, Inc. (a).........................   30,000      1,020,000
HFS, Inc. (a)...............................................   35,500      2,059,000
Imperial Credit Industries, Inc. (a)........................   56,100      1,153,556
Metro Networks, Inc. (a)....................................   33,200        805,100
Rental Service Corp. (a)....................................   20,000        525,000
                                                                        ------------
                                                                           7,054,969
                                                                        ------------
ENERGY  0.5%
Hanover Compressor Co. (a)..................................   30,000        585,000
                                                                        ------------
FINANCE  10.1%
AMBAC, Inc..................................................   17,200      1,313,650
Conseco, Inc................................................  122,800      4,543,600
Everest Reinsurance Holdings, Inc...........................   32,000      1,268,000
Finova Group, Inc...........................................   22,900      1,751,850
Green Tree Financial Corp...................................   34,700      1,236,187
Money Store, Inc............................................   19,600        562,275
SunAmerica, Inc.............................................   22,400      1,092,000
                                                                        ------------
                                                                          11,767,562
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

 Security
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------

HEALTHCARE  19.1%
Bristol-Myers Squibb Co.....................................   27,100   $  2,195,100
ESC Medical Systems Ltd. (a)................................   56,300      1,435,650
HBO & Co....................................................   18,000      1,239,750
Health Management Assn., Inc., Class A (a)..................   39,000      1,111,500
Healthsouth Corp. (a).......................................   67,500      1,683,281
Hologic, Inc. (a)...........................................   43,900      1,168,838
Jones Medical Industries, Inc...............................   13,700        650,750
Lincare Holdings, Inc. (a)..................................   34,100      1,466,300
Medicis Pharmaceutical Corp., Class A (a)...................   11,400        568,575
Merck & Co., Inc............................................   17,050      1,764,675
PacifiCare Health Systems, Class B (a)......................   10,000        638,750
Pfizer, Inc.................................................    8,200        979,900
Renal Treatment Centers, Inc. (a)...........................   28,800        774,000
Schering-Plough Corp........................................   28,000      1,340,500
Tenet Healthcare Corp. (a)..................................   40,000      1,182,500
Universal Health Services, Inc., Class B (a)................   50,900      1,959,650
Wellpoint Health Networks, Inc., Class A (a)................   44,200      2,027,675
                                                                        ------------
                                                                          22,187,394
                                                                        ------------
PRODUCER MANUFACTURING  3.4%
Thermo Instrument Systems, Inc. (a).........................   31,200        955,500
United Waste Systems, Inc. (a)..............................   36,700      1,504,700
USA Waste Services, Inc. (a)................................   39,300      1,517,963
                                                                        ------------
                                                                           3,978,163
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.7%
Praxair, Inc................................................   21,300      1,192,800
Safeskin Corp. (a)..........................................   67,200      1,978,200
                                                                        ------------
                                                                           3,171,000
                                                                        ------------
TECHNOLOGY  27.0%
Adaptec, Inc (a)............................................    8,000        278,000
ADC Telecommunications, Inc. (a)............................    7,500        250,313
Altera Corp. (a)............................................   13,000        656,500
Applied Materials, Inc. (a).................................   12,600        892,238
BMC Industries, Inc.........................................   43,200      1,479,600
BMC Software, Inc. (a)......................................   50,000      2,768,750
Cisco Systems, Inc. (a).....................................   15,000      1,006,875
Compaq Computer Corp. (a)...................................   29,100      2,888,175
Compuware Corp. (a).........................................   19,200        916,800
Data General Corp. (a)......................................   50,000      1,300,000
Dell Computer Corp. (a).....................................   10,000      1,174,375


                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

 Security
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------


TECHNOLOGY (CONTINUED)
International Business Machines Corp........................   18,000   $  1,623,375
KLA-Tencor Corp. (a)........................................   20,100        979,875
LSI Logic Corp. (a).........................................   31,100        995,200
McAfee Associates, Inc. (a).................................   20,300      1,281,437
National Instruments Corp. (a)..............................   29,800      1,050,450
National Semiconductor Corp. (a)............................   37,000      1,133,125
Oracle Systems Corp. (a)....................................   20,500      1,032,688
Radisys Corp. (a)...........................................   47,000      1,868,250
Sanmina Corp. (a)...........................................   28,200      1,790,700
SCI Systems, Inc. (a).......................................   21,200      1,351,500
Scientific Atlanta, Inc.....................................   45,200        988,750
Spectrian Corp. (a).........................................   28,000      1,032,500
Tellabs, Inc. (a)...........................................   13,750        768,281
Waters Corp. (a)............................................   54,900      1,969,537
                                                                        ------------
                                                                          31,477,294
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  87.8%
  (Cost $94,598,859).................................................    102,177,044
                                                                        ------------
SHORT-TERM INVESTMENTS  13.3%

U.S. GOVERNMENT AGENCIES  7.6%
  Federal National Mortgage Assn., ($2,940,000 par, yielding 5.519%,
    08/15/97  maturity) (b)..........................................      2,919,488
  Tennessee Valley Authority Discount Notes, ($6,000,000 par,
    yielding 5.489%, 09/11/97 maturity)..............................      5,934,300
                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCIES.......................................      8,853,788

REPURCHASE AGREEMENT  5.7%
  SBC Warburg, Corp. ($6,635,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/97, to
  be sold on 07/01/97 at $6,636,032).................................      6,635,000
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $15,488,545).................................................     15,488,788
                                                                        ------------
TOTAL INVESTMENTS  101.1%
  (Cost $110,087,404)................................................    117,665,832

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1)%........................     (1,242,704)
                                                                        ------------
NET ASSETS  100.0%...................................................   $116,423,128
                                                                        ============


(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open option and futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $110,087,404).......................  $117,665,832
Cash........................................................         4,934
Receivables:
  Fund Shares Sold..........................................        61,098
  Dividends.................................................        57,915
Unamortized Organizational Costs............................        28,103
                                                              ------------
    Total Assets............................................   117,817,882
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       585,000
  Distributor and Affiliates................................       300,742
  Fund Shares Repurchased...................................       282,571
  Organizational Costs......................................        39,250
  Variation Margin on Futures...............................        50,250
Accrued Expenses............................................       113,823
Deferred Compensation and Retirement Plans..................        23,118
                                                              ------------
    Total Liabilities.......................................     1,394,754
                                                              ------------
NET ASSETS..................................................  $116,423,128
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $110,686,302
Net Unrealized Appreciation.................................     7,542,991
Accumulated Net Investment Loss.............................       (23,118)
Accumulated Net Realized Loss...............................    (1,783,047)
                                                              ------------
NET ASSETS..................................................  $116,423,128
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $53,137,178 and 2,972,290 shares of
    beneficial interest issued and outstanding).............  $      17.88
    Maximum sales charge (5.75%* of offering price).........          1.09
                                                              ------------
    Maximum offering price to public........................  $      18.97
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,014,556 and 3,091,364 shares of
    beneficial interest issued and outstanding).............  $      17.80
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,271,394 and 464,855 shares of
    beneficial interest issued and outstanding).............  $      17.79
                                                             =============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   441,633
Dividends...................................................      158,417
                                                              -----------
    Total Income............................................      600,050
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      297,312
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $45,628, $183,191 and $29,799,
  respectively).............................................      258,618
Shareholder Services........................................      251,382
Registration and Filing Fees................................      130,049
Shareholder Reports.........................................       44,669
Trustees Fees and Expenses..................................       28,453
Legal.......................................................       24,576
Custody.....................................................        8,036
Amortization of Organizational Costs........................        7,997
Other.......................................................       37,361
                                                              -----------
    Total Expenses..........................................    1,088,453
    Less:
      Fees Waived and Expenses Reimbursed ($297,312 and
        $97,532, respectively)..............................      394,844
      Credits Earned on Cash Balances.......................        7,335
                                                              -----------
      Net Expenses..........................................      686,274
                                                              -----------
NET INVESTMENT LOSS.........................................  $   (86,224)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,305,944)
  Futures...................................................    1,548,750
                                                              -----------
Net Realized Loss...........................................   (1,757,194)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       58,219
                                                              -----------
  End of the Period:
    Investments.............................................    7,578,428
    Futures.................................................      (35,437)
                                                              -----------
                                                                7,542,991
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,484,772
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,727,578
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,641,354
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Year Ended June 30, 1997 and the Period from
           December 27, 1995 (Commencement of Investment Operations)
                                to June 30, 1996

-------------------------------------------------------------------------------------------

                                                              Year Ended      Period Ended
                                                             June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................................    $    (86,224)    $   (1,030)
Net Realized Gain/Loss...................................      (1,757,194)        23,514
Net Unrealized Appreciation During the Period............       7,484,772         58,219
                                                             ------------     ----------
Change in Net Assets from Operations.....................       5,641,354         80,703
                                                             ------------     ----------
Distributions from Net Realized Gain.....................         (23,514)           -0-
Distributions in Excess of Net Realized Gain.............          (1,799)           -0-
                                                             ------------     ----------
  Distributions from and in Excess of Net Realized
    Gain*................................................         (25,313)           -0-
Return of Capital Distribution*..........................         (21,887)           -0-
                                                             ------------     ----------
  Total Distributions....................................         (47,200)           -0-
                                                             ------------     ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       5,594,154         80,703
                                                             ------------     ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................     122,206,757         35,843
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................           2,031            -0-
Cost of Shares Repurchased...............................     (11,696,360)           -0-
                                                             ------------     ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......     110,512,428         35,843
                                                             ------------     ----------
TOTAL INCREASE IN NET ASSETS.............................     116,106,582        116,546
NET ASSETS:
Beginning of the Period..................................         316,546        200,000
                                                             ------------     ----------
End of the Period (Including accumulated net investment
  loss of $23,118 and $-0-, respectively)................    $116,423,128     $  316,546
                                                             ============     ==========

                                                  Year Ended      Period Ended
*Distributions by Class                          June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares.............................    $  (24,246)      $    -0-
  Class B Shares.............................          (537)           -0-
  Class C Shares.............................          (530)           -0-
                                                 ----------            ---
                                                 $  (25,313)      $    -0-
                                                 ==========            ===
Return of Capital Distribution:
  Class A Shares.............................    $  (20,964)      $    -0-
  Class B Shares.............................          (465)           -0-
  Class C Shares.............................          (458)           -0-
                                                 ----------            ---
                                                 $  (21,887)      $    -0-
                                                 ==========            ===

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-----------------------------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                        Year Ended       Investment Operations)
Class A Shares                                       June 30, 1997(a)       to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............      $13.696               $10.000
                                                          -------               -------
  Net Investment Income/Loss........................         .031                 (.044)
  Net Realized and Unrealized Gain..................        4.810                 3.740
                                                          -------               -------
Total from Investment Operations....................        4.841                 3.696
Less:
  Distributions from and in Excess of Net Realized
    Gain............................................         .353                   -0-
  Return of Capital Distribution....................         .306                   -0-
                                                          -------               -------
Total Distributions.................................         .659                   -0-
                                                          -------               -------
Net Asset Value, End of the Period..................      $17.878               $13.696
                                                          =======               =======
Total Return* (b)...................................       36.00%                37.00%**
Net Assets at End of the Period (In millions).......      $  53.1               $    .1
Ratio of Expenses to Average Net Assets* (c)........        1.32%                 1.46%
Ratio of Net Investment Income to Average Net
  Assets*...........................................         .19%                 (.79%)
Portfolio Turnover..................................         139%                   94%**
Average Commission Paid Per Equity Share Traded
  (d)...............................................      $ .0507               $ .0280
* If certain fees had not been assumed by VKAC,
  Total Return would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net Assets (c).........        2.31%                15.69%
Ratio of Net Investment Income to Average Net
  Assets............................................        (.80%)              (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .16% for the periods ended on June 30, 1997 and 1996, respectively.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


----------------------------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                         Year Ended      Investment Operations)
Class B Shares                                        June 30, 1997(a)      to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $13.695               $10.000
                                                          -------               -------
  Net Investment Loss................................       (.093)                (.045)
  Net Realized and Unrealized Gain...................       4.853                 3.740
                                                          -------               -------
Total from Investment Operations.....................       4.760                 3.695
Less:
  Distributions from and in Excess of Net Realized
    Gain.............................................        .353                   -0-
  Return of Capital Distribution.....................        .306                   -0-
                                                          -------               -------
Total Distributions..................................        .659                   -0-
                                                          -------               -------
Net Asset Value, End of the Period...................     $17.796               $13.695
                                                          =======               =======
Total Return* (b)....................................      35.32%                37.00%**
Net Assets at End of the Period (In millions)........     $  55.0               $    .1
Ratio of Expenses to Average Net Assets* (c).........       2.07%                 1.46%
Ratio of Net Investment Income to Average Net
  Assets*............................................       (.56%)                (.74%)
Portfolio Turnover...................................        139%                   94%**
Average Commission Paid Per Equity Share Traded
  (d)................................................     $ .0507               $ .0280
* If certain fees had not been assumed by VKAC, Total
  Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (c)..........       3.04%                15.70%
Ratio of Net Investment Income to Average Net
  Assets.............................................      (1.53%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .16% for the periods ended on June 30, 1997 and 1996, respectively.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                         Year Ended      Investment Operations)
Class C Shares                                        June 30, 1997(a)      to June 30, 1996
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $13.695               $10.000
                                                          -------               -------
  Net Investment Loss................................       (.096)                (.045)
  Net Realized and Unrealized Gain...................       4.853                 3.740
                                                          -------               -------
Total from Investment Operations.....................       4.757                 3.695
Less:
  Distributions from and in Excess of Net Realized
    Gain.............................................        .353                   -0-
  Return of Capital Distribution.....................        .306                   -0-
                                                          -------               -------
Total Distributions..................................        .659                   -0-
                                                          -------               -------
Net Asset Value, End of the Period...................     $17.793               $13.695
                                                          =======               =======
Total Return* (b)....................................      35.32%                37.00%**
Net Assets at End of the Period (In millions)........        $8.3                   $.1
Ratio of Expenses to Average Net Assets* (c).........       2.07%                 1.46%
Ratio of Net Investment Income to Average Net
  Assets*............................................       (.57%)                (.74%)
Portfolio Turnover...................................        139%                   94%**
Average Commission Paid Per Equity Share Traded
  (d)................................................     $ .0507               $ .0280
* If certain fees had not been assumed by VKAC, Total
  Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (c)..........       3.04%                15.70%
Ratio of Net Investment Income to Average Net
  Assets.............................................      (1.55%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .16% for the periods ended on June 30, 1997 and 1996, respectively.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 June 30, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $110,413,419; the aggregate gross unrealized appreciation is $7,578,428 and the aggregate gross unrealized depreciation is $361,452, resulting in net unrealized appreciation of $7,216,976.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified as follows:

Accumulated Undistributed Net Investment Income...  $ 63,106(a)(b)
Accumulated Net Realized Gain/Loss on
  Securities......................................  $ (1,137)(b)(c)
Capital...........................................  $(61,969)(a)(c)

(a) Represents $40,082 of tax basis net operating losses which are not deductible for tax purposes.

(b) Represents short-term gains of $23,024 recognized by the Fund which may be used as an offset against the net operating loss for tax purposes.

(c) $21,887 represents the portion of total distributions paid by the Fund which were recharacterized for tax purposes as return of capital distributions.

G. EXPENSE REDUCTIONS--During the year ended June 30, 1997, the Fund's custody fee was reduced by $7,335 as a result of credits earned on overnight balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    VKAC has agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $24,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $19,600 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $215,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $50,593,110, $52,263,425, and
$7,829,767 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                              SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................  3,381,843       $ 57,414,786
  Class B..................................  3,282,280         55,512,272
  Class C..................................    548,147          9,279,699
                                             ---------       ------------
Total Sales................................  7,212,270       $122,206,757
                                             =========       ============
Dividend Reinvestment:
  Class A..................................        132       $      2,031
  Class B..................................        -0-                -0-
  Class C..................................        -0-                -0-
                                             ---------       ------------
Total Dividend Reinvestment................        132       $      2,031
                                             =========       ============
Repurchases:
  Class A..................................   (419,798)      $ (6,901,267)
  Class B..................................   (197,416)        (3,284,564)
  Class C..................................    (89,792)        (1,510,529)
                                             ---------       ------------
Total Repurchases..........................   (707,006)      $(11,696,360)
                                             =========       ============

    For the period ended June 30, 1996, transactions were as follows:

                                                  SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................    3,113         $35,843
                                                  =======       =========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C

                                 June 30, 1997
--------------------------------------------------------------------------------

shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                            CONTINGENT
                                                             DEFERRED
                                                           SALES CHARGE
YEAR OF REDEMPTION                                    CLASS B         CLASS C
-----------------------------------------------------------------------------
First..........................................         5.00%           1.00%
Second.........................................         4.00%            None
Third..........................................         3.00%            None
Fourth.........................................         2.50%            None
Fifth..........................................         1.50%            None
Sixth and thereafter...........................          None            None

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $204,700 and CDSC on the redeemed shares of Classes B and C of approximately $67,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $142,025,453 and $44,359,839, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated

                                 June 30, 1997
--------------------------------------------------------------------------------

account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended June 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1996................................       -0-
Futures Opened..............................................        45
Futures Closed..............................................        30
                                                                   ---
Outstanding at June 30, 1997................................        15
                                                                   ===

    The futures contracts outstanding as of June 30, 1997, and the description and unrealized depreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
Long Contracts - S&P 500 Index Futures
  December 1997
  (Current notional value of $449,950 per
  contract)....................................         15          $35,437
                                                       ====         ========


6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $167,500.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Growth Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Growth Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund


Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 3,840,787 shares voted for the proposal, 291,880 shares voted against and 140,679 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 4,202,533 shares voted in his favor and 70,813 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 4,202,165 shares voted in his favor and 71,181 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 4,200,965 shares voted in her favor and 72,381 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 4,202,010 shares voted in his favor and 71,336 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 4,202,533 shares voted in his favor and 70,813 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 4,202,351 shares voted in his favor and 70,995 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 4,197,764 shares voted in his favor and 75,582 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 4,202,266 shares voted in his favor and 71,080 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 4,196,793 shares voted in his favor and 76,553 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 4,200,972 shares voted in his favor and 72,374 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 4,112,323 shares voted for the proposal, 37,167 shares voted against and 123,856 shares abstained.

                               TABLE OF CONTENTS

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . .   1
Putting Your Fund's Performance in Perspective . . . . . . . . .   3
Portfolio Management Review  . . . . . . . . . . . . . . . . . .   4
Portfolio of Investments . . . . . . . . . . . . . . . . . . . .   7
Statement of Assets and Liabilities  . . . . . . . . . . . . . .   9
Statement of Operations  . . . . . . . . . . . . . . . . . . . .  10
Statement of Changes in Net Assets . . . . . . . . . . . . . . .  11
Financial Highlights . . . . . . . . . . . . . . . . . . . . . .  12
Notes to Financial Statements. . . . . . . . . . . . . . . . . .  15
Independent Accountants' Report. . . . . . . . . . . . . . . . .  17

PRS ANR 8/97

                             LETTER TO SHAREHOLDERS


July 24, 1997

Dear Shareholder,

    As you know, Van Kampen American Capital was recently acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools to accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell as low as
4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led fed policymakers to leave rates unchanged at subsequent meetings.



                                                          Continued on page two

MARKET OVERVIEW

    With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.
    By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index, comprised of 5,000 publicly traded domestic companies, gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
    Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained
17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
    We believe that equities should continue to do well given the likely continuation of the moderate- growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

    Van Kampen American Capital Prospector Fund vs. Standard & Poor's 500-Stock Index and Lipper Growth and Income Fund Index
    (December 27, 1995 through June 30, 1997)

                                 [LINE GRAPH]


             Dec        Mar          Jun       Sep       Dec         Mar         Jun
             1995       1996         1996      1996      1996        1997        1997
VKAC          9463      10160        10666     11093     12173       12135       13771
S&P          10000      10621        11096     11437     12389       12723       14940
Lipper       10000      10574        10846     11196     12069       12272       13992

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

We recently spoke to the management team of the Van Kampen American Capital Prospector Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes B. Robert Baker, Jr. and Jason Leder, portfolio co-managers, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.

Q       WHAT ECONOMIC FACTORS INFLUENCED THE MARKET DURING THE REPORTING PERIOD?

A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The Fund's fiscal year began on a low note in July of 1996, as small- and mid-capitalization stocks were struggling to rebound from a broad market correction. But by the end of July, technology and financial stocks were leading the equity markets upward. The economy's sluggish third quarter was followed by a strong fourth quarter, and corporate earnings came in slightly better than expected. This boosted stocks through the end of the year, generally favoring large, well-established companies over their smaller competitors.
    The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Again, large-cap stocks outperformed smaller, more erratic issues during this volatile period. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A   We maintained our core investment philosophy, which is to concentrate on undervalued stocks that have the potential for future appreciation. To do this, we focus on companies with stock prices that we believe are low compared to their intrinsic worth or future potential--companies that are temporarily out of favor. Then, we try to identify what factors might move the stock price from being undervalued to being fairly valued. That catalyst could include new management, restructuring, reorganization, or a regulatory change in the company's industry. Once we find a company that is undervalued and has an identifiable catalyst, we consider purchasing the security.
    In addition, we use what is known as a "bottom up" stock selection process. This means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. However, we do make sure that the portfolio is broadly diversified, with investments across many sectors.

Q   WHAT FACTORS INFLUENCED THE PORTFOLIO DURING THE PERIOD?

A   In the current market, mid-sized companies are offering more opportunities for value investing than large companies, which are relatively overvalued.
We added to our position in Pier 1 Imports, one of the Fund's largest holdings, and it has appreciated appoximately 77 percent during the reporting period. In addition, we are optimistic about Tele Communications, Inc. (TCI), a cable television operator. Last year, TCI's subscriber growth was on the decline while there were concerns about competition, and the stock became undervalued. Currently, there are several catalysts that could potentially move the stock price up to its fair value: renewed subscriber growth is expected later in the year, satellites are no longer considered an imminent threat, and a new chief executive officer is focused on improving cash flows and paying off debt. The stock price has been on the rise since April, and we've made TCI one of the fund's largest holdings.
    On the other hand, we reduced our position in WMX Technologies, whose stock price has been flat this year. The company is in the process of restructuring and in the midst of a search for a new chief executive officer. We have kept the stock in the portfolio because we believe that WMX Technologies is relatively undervalued, and its price could increase when these management issues are resolved. Also, we underweighted the financial sector because we believe it is generally overvalued, but holdings such as American Bankers Insurance Group, Travelers, and AMBAC have performed well.
    One factor that worked against the fund during the reporting period was its large concentration in electric utilities. We began to purchase these securities when they became very inexpensive, due to concerns about industry deregulation and increased competition. Since then, they have lost a bit more of their value, which has hindered the Fund's performance. In keeping with our long-term perspective, we've continued to hold on to a number of these stocks because we believe they are positioned to appreciate to their fair value.

Q   HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

A   The Fund achieved a 12-month total return of 29.11 percent (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 34.63 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 29.00 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the largest growth and income funds.
    Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

A   Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.
    As the stock market continues to climb, it becomes increasingly sensitive to changes in the economic environment -- even minor events can trigger declines. In addition, high stock prices often translate into high risk for investors, because expensive securities have farther to fall in a market downturn than low-priced stocks. In this environment, investments such as the Prospector Fund -- those that seek out undervalued securities -- may help reduce the impact of a stock market decline while still allowing investors to participate in its advances.


[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments

[SIG]
B. Robert Baker, Jr.

Portfolio Co-Manager

[SIG]
Jason Leder

Portfolio Co-Manager

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 1997


------------------------------------------------------------------------------------

    Description                                        Shares           Market Value
------------------------------------------------------------------------------------
    COMMON STOCKS
    CONSUMER DISTRIBUTION  5.0%
    Pier 1 Imports, Inc. ........................         2,660         $     70,490
                                                                        ------------
    CONSUMER DURABLES  3.0%
    Cooper Tire & Rubber ........................           600               13,200
    Maytag Corp. ................................           600               15,675
    Newell Co. ..................................           340               13,473
                                                                        ------------
                                                                              42,348
                                                                        ------------
    CONSUMER NON-DURABLES  8.5%
    Dial Corp. ..................................         3,150               49,219
    Philip Morris Cos., Inc. ....................           790               35,056
    RJR Nabisco Holdings Corp....................           695               22,935
    Tambrands, Inc. .............................           250               12,469
                                                                        ------------
                                                                             119,679
                                                                        ------------
    CONSUMER SERVICES  8.1%
    International Game Technology ...............         2,000               35,500
    Outback Steakhouse, Inc. (a) ................           100                2,419
    Tele-Communications International, Inc.,
    Class A (a)..................................         2,630               39,121
    Time Warner, Inc. ...........................           750               36,187
                                                                        ------------
                                                                             113,227
                                                                        ------------
    ENERGY  7.9%
    Atlantic Richfield Co. ......................           200               14,100
    British Petroleum PLC - ADR  (United Kingdom.           440               32,945
    Coflexip SA - ADR (France) (a) ..............           105                3,163
    Duke Power Co. ..............................           741               35,522
    ENI SPA- ADR (Italy) ........................           200               11,300
    YPF Sociedad Anonima - ADR (Argentina),
    Class D......................................           450               13,838
                                                                        ------------
                                                                             110,868
                                                                        ------------
    FINANCE  19.7%
    Aetna, Inc. .................................           320               32,760
    AMBAC, Inc. .................................           495               37,806
    American Bankers Insurance Group, Inc. ......           970               61,352
    Bear Stearns Cos., Inc. .....................           489               16,718
    Chase Manhattan Corp. .......................           130               12,618
    CMAC Investment Corp. .......................           360               17,190
    Conseco, Inc. ...............................           930               34,410
    Everest Reinsurance Holdings, Inc. ..........           430               17,039
    First Union Corp. ...........................           100                9,250
    Hartford Life, Inc., Class A (a) ............           100                3,750
    MBIA, Inc. ..................................           125               14,101
    Nationwide Financial Services, Inc.,
    Class A (a) .................................           100                2,656
    Norwest Corp.................................           300               16,875
                                                                        ------------
                                                                             276,525
                                                                        ------------

    HEALTHCARE  7.4%
    Lincare Holdings, Inc. (a) ..................           310               13,330
    PacifiCare Health Systems, Class B (a) ......           750               47,906
    Pharmacia & Upjohn, Inc. ....................           800               27,800
    Sierra Health Services, Inc. (a) ............           500               15,625
                                                                        ------------
                                                                             104,661
                                                                        ------------

                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 1997


--------------------------------------------------------------------------------

    Description                                        Shares           Market Value
------------------------------------------------------------------------------------
    PRODUCER MANUFACTURING  8.6%
    Bouygues Offshore SA - ADR (France) (a) ..........  2,320         $     29,000
    Cognex Corp. (a) .................................    645               17,092
    LucasVarity PLC - ADR (United Kingdom) (a) .......    800               27,700
    Stewart & Stevenson Services, Inc. ...............    550               14,300
    WMX Technologies, Inc. ...........................  1,000               32,125
                                                                      ------------
                                                                           120,217
                                                                      ------------
    RAW MATERIALS/PROCESSING INDUSTRIES  5.1%
    Boise Cascade Corp. ..............................    825               29,133
    British Steel PLC- ADR (United Kingdom) ..........    600               15,150
    Georgia Pacific Corp. ............................    150               12,806
    USX - U.S. Steel, Inc. ...........................    400               14,025
                                                                      ------------
                                                                            71,114
                                                                      ------------
    TECHNOLOGY  7.7%
    Avnet, Inc. ......................................    410               23,575
    Compaq Computer Corp. (a) ........................    200               19,850
    Dell Computer Corp. (a) ..........................    100               11,744
    Gateway 2000, Inc. (a) ...........................    480               15,570
    Quantum Corp. (a) ................................    500               10,156
    SunGard Data Systems, Inc. (a) ...................    600               27,900
                                                                      ------------
                                                                           108,795
                                                                      ------------
    TRANSPORTATION  3.0%
    Canadian National Railway Co. ....................    950               41,563
                                                                      ------------
    UTILITIES  17.5%
    Cincinnati Bell, Inc. ............................     90                2,835
    CMS Energy Corp. .................................    950               33,487
    Houston Industries, Inc. .........................  1,400               30,013
    Idaho Power Co. ..................................  1,000               31,375
    Illinova Corp. ...................................    560               12,320
    OGE Energy Corp. .................................  1,100               50,050
    Pinnacle West Capital Corp. ......................  1,200               36,075
    Public Service Co. of New Mexico .................    730               13,049
    Texas Utilities Co. ..............................  1,070               36,848
                                                                      ------------
                                                                           246,052
                                                                      ------------
    TOTAL LONG-TERM INVESTMENTS  101.5%
         (Cost $1,266,749) ...........................                   1,425,539

    LIABILITIES IN EXCESS OF OTHER ASSETS (1.5%)......                     (20,490)
                                                                      ------------
    NET ASSETS    100.0% .............................                $  1,405,049
                                                                      ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                             See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1997
-----------------------------------------------------------------------

ASSETS:
  Total Investments, at Market Value (Cost $1,266,749)...............................        $     1,425,539
  Receivables:
    Expense Reimbursement from Adviser...............................................                 26,391
    Dividends........................................................................                  3,796
  Unamortized Organizational Costs...................................................                 28,059
                                                                                             ---------------
      Total Assets...................................................................              1,483,785
                                                                                             ---------------

LIABILITIES:

  Payables:
    Organizational Costs.............................................................                 40,000
    Investments Purchased............................................................                 24,858
    Custodian Bank...................................................................                    929
  Deferred Compensation and Retirement Plans.........................................                 12,949
                                                                                             ---------------

      Total Liabilities..............................................................                 78,736
                                                                                             ---------------

NET ASSETS...........................................................................        $     1,405,049
                                                                                             ===============

NET ASSETS CONSIST OF:
  Capital............................................................................        $     1,204,138
  Net Unrealized Appreciation........................................................                158,790
  Accumulated Net Realized Gain......................................................                 41,519
  Accumulated Undistributed Net Investment Income....................................                    602
                                                                                            ----------------

NET ASSETS...........................................................................        $     1,405,049
                                                                                             ===============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $1,228,961  and 91,217 shares of beneficial interest issued and outstanding......        $         13.47
    Maximum sales charge (5.75%* of offering price)..................................                   0.82
                                                                                             ---------------

    Maximum offering price to public.................................................        $         14.29
                                                                                             ===============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $88,044
    and 6,535 shares of beneficial interest issued and outstanding)..................        $         13.47
                                                                                             ===============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $88,044
    and 6,535 shares of beneficial interest issued and outstanding)..................        $         13.47
                                                                                             ===============

    * On sales of $50,000 or more, the sales charge will be reduced.




                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
-----------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends............................................     $   11,985
                                                          ----------
EXPENSES:
Trustees Fees and Expenses...........................         16,393
Shareholder Reports..................................         16,260
Shareholder Services.................................         15,600
Audit................................................         12,250
Accounting...........................................         11,133
Amortization of Organizational Costs.................          8,000
Legal................................................          7,500
Investment Advisory Fee..............................          3,561
Registration.........................................          2,225
Custody..............................................          1,548
Miscellaneous........................................          1,507
                                                          ----------

    Total Expenses...................................         95,977
    Less: Fees Waived and Expenses Reimbursed
           ($3,561 and $84,457, respectively)........         88,018
           Credits Earned on Overnight Cash Balances.          1,548
                                                          ----------

    Net Expenses.....................................          6,411
                                                          ----------

NET INVESTMENT INCOME................................     $    5,574
                                                          ==========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................     $   50,199
                                                          ----------

Unrealized Appreciation/Depreciation:
  Beginning of the Period............................         17,872
  End of the Period..................................        158,790
                                                          ----------
Net Unrealized Appreciation During the Period........        140,918
                                                          ----------

NET REALIZED AND UNREALIZED GAIN.....................     $  191,117
                                                          ==========

NET INCREASE IN NET ASSETS FROM OPERATIONS............    $  196,691
                                                          ==========

                                        See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the Year Ended June 30, 1997 and
    The Period December 27, 1995 (Commencement of Investment Operations) to
                                 June 30, 1996
------------------------------------------------------------------------------


                                                       Year Ended             Period Ended
                                                      June 30, 1997           June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................         $    5,574                $   1,439
Net Realized Gain............................             50,199                    6,920
Net Unrealized Appreciation
   During the Period.........................            140,918                   17,872
                                                      ----------                ---------
Change in Net Assets from Operations.........            196,691                   26,231
                                                      ----------                ---------
Distributions from Net Investment Income:
  Class A Shares.............................             (4,041)                    (281)
  Class B Shares.............................             (1,023)                    (123)
  Class C Shares.............................             (1,023)                    (123)
                                                      ----------                ---------
                                                          (6,087)                    (527)
                                                      ----------                ---------
Distributions from Net Realized Gain:
  Class A Shares.............................             (5,460)                       0
  Class B Shares.............................             (5,070)                       0
  Class C Shares.............................             (5,070)                       0
                                                      ----------                ---------
                                                         (15,600)                       0
                                                      ----------                ---------
Total Distributions..........................            (21,687)                    (527)
                                                      ----------                ---------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES:................................            175,004                   25,704
                                                      ----------                ---------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................          1,000,000                        0
Net Asset Value of Shares Issued
  Through Dividend Reinvestment..............              4,341                        0
                                                      ----------                ---------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................          1,004,341                        0
                                                      ----------                ---------
TOTAL INCREASE IN NET ASSETS.................          1,179,345                   25,704

NET ASSETS:
Beginning of the Period......................            225,704                  200,000
                                                      ----------                ---------

End of the Period (Including accumulated
  undistributed net investment income
  of $602 and $912, respectively)............         $1,405,049                $ 225,704
                                                      ==========                =========



                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                             FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                        December 27,1995
                                                                                                        (Commencement
                                                                                                          of Investment
                                                                               Year Ended                 Operations) to
Class A Shares                                                              June 30, 1997(A)               June 30, 1996
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                              $               11.285    $                10.000
                                                                      ----------------------    -----------------------
  Net Investment Income                                                                0.115                      0.072
  Net Realized and Unrealized Gain                                                     2.996                      1.239
                                                                      ----------------------    -----------------------

Total from Investment Operations                                                       3.111                      1.311
                                                                      ----------------------    -----------------------

Less:
  Distributions from Net Investment Income                                             0.143                      0.026
  Distributions from Net Realized Gain                                                 0.780                      0.000
                                                                      ----------------------    -----------------------

Total Distributions                                                                    0.923                      0.026
                                                                      ----------------------    -----------------------

Net Asset Value, End of the Period                                    $               13.473    $                11.285
                                                                      ======================    =======================

Total Return * (b)                                                                    29.11%                   13.10%**

Net Assets at End of the Period (In millions)                                           $1.2                       $0.1

Ratio of Expenses to Average Net Assets* (c)                                           1.55%                      1.33%

Ratio of Net Investment Income to Average Net Assets*                                  1.19%                      1.34%

Portfolio Turnover                                                                      104%                      69%**

Average Commission Paid Per Equity Share Traded (d)                                  $0.0388                    $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                           18.41%                     20.75%

Ratio of Net Investment Income to Average Net Assets                                 (15.97%)                   (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                        December 27,1995
                                                                                                           (Commencement
                                                                                                           of Investment
                                                                               Year Ended                 Operations) to
Class B Shares                                                              June 30, 1997(a)               June 30, 1996
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                              $               11.285    $                10.000
                                                                      ----------------------    -----------------------
  Net Investment Income                                                                0.113                      0.072
  Net Realized and Unrealized Gain                                                     3.020                      1.239
                                                                      ----------------------    -----------------------

Total from Investment Operations                                                       3.133                      1.311
                                                                      ----------------------    -----------------------

Less:
  Distributions from Net Investment Income                                             0.165                      0.026
  Distributions from Net Realized Gain                                                 0.780                      0.000
                                                                      ----------------------    -----------------------

Total Distributions                                                                    0.945                      0.026
                                                                      ----------------------    -----------------------

Net Asset Value, End of the Period                                    $               13.473    $                11.285
                                                                      ======================    =======================

Total Return * (b)                                                                    29.11%                   13.19%**

Net Assets at End of the Period (In thousands)                                         $88.0                      $73.4

Ratio of Expenses to Average Net Assets* (c)                                           1.55%                      1.33%

Ratio of Net Investment Income to Average Net Assets*                                  0.86%                      1.34%

Portfolio Turnover                                                                      104%                      69%**

Average Commission Paid Per Equity Share Traded (d)                                  $0.0388                    $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                           18.41%                     20.75%

Ratio of Net Investment Income to Average Net Assets                                 (16.30%)                   (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
          OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                                       DECEMBER 27,1995
                                                                                                          (COMMENCEMENT
                                                                                                          OF INVESTMENT
                                                                               YEAR ENDED                 OPERATIONS) TO
CLASS C SHARES                                                              JUNE 30, 1997(A)              JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                                       $      11.285               $     10.000
                                                                                 -------------               ------------

    Net Investment Income                                                                0.113                      0.072
    Net Realized and Unrealized Gain on Investments                                      3.020                      1.239
                                                                                 -------------               ------------

  Total from Investment Operations                                                       3.133                      1.311
                                                                                 -------------               ------------
  Less:
    Distributions from Net Investment Income                                             0.165                      0.026
    Distributions from Net Realized Gain on Investments (Note 1)                         0.780                      0.000
                                                                                 -------------               ------------

  Total Distributions                                                                    0.945                      0.026
                                                                                 -------------               ------------

  Net Asset Value, End of the Period                                             $      13.473               $     11.285
                                                                                 =============               ============

  Total Return * (b)                                                                    29.11%                   13.19%**

  Net Assets at End of the Period (In thousands)                                         $88.0                      $73.4

  Ratio of Expenses to Average Net Assets* (c)                                           1.55%                      1.33%

  Ratio of Net Investment Income to Average Net Assets*                                  0.86%                      1.34%

  Portfolio Turnover                                                                      104%                      69%**

  Average Commission Paid Per Equity Share Traded (d)                                  $0.0388                    $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                             18.41%                     20.75%

Ratio of Net Investment Income to Average Net Assets                                   (16.30%)                   (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.

                       See Notes to Financial Statements
                                       14

                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prospector Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

      At June 30, 1997, for federal income tax purposes, cost of long-term investments is $1,266,749; the aggregate gross unrealized appreciation is $170,809, and the unrealized depreciation is $12,019, resulting in net unrealized appreciation of $158,790.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are
distributed annually.   Distributions from net realized gains for book purposes
may include short-term capital gains, which are included in ordinary income for tax purposes.

      Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

      Permanent book and tax basis differences relating to certain expenses which are not deductible for tax purposes totaling $203 were reclassified from accumulated undistributed net investment income to capital.

G. EXPENSE REDUCTIONS - During the year ended June 30,
1997, the Fund's custody fee was reduced by $1,548 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

          Average Net Assets                  % Per Annum
          ---------------------               ------------
          First $500 million                         .70%

          Next $500 million                          .65%

          Over $1 billion                            .60%

      For the year ended June 30, 1997, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                         VAN KAMPEN AMERICAN CAPITAL
                               PROSPECTOR FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 1997


      For the year ended June 30, 1997, the Fund incurred expenses of approximately $18,000 representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.

      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.

      Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

      At June 30, 1997, VKAC owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1997 capital aggregated $1,073,252, $65,443 and $65,443 for classes A, B, and C. For the year ended June 30, 1997, transactions were as follows:

                                      Shares          Value
---------------------------------------------------------------
 Sales:

  Class A...........................    83,963       $1,000,000
  Class B...........................       -0-              -0-

  Class C...........................       -0-              -0-
                                      --------       ----------
  Total Sales.......................    83,963       $1,000,000
                                      ========       ==========

 Dividend Reinvestment:

  Class A...........................       254       $    3,429

  Class B...........................        35              456

  Class C...........................        35              456
                                      --------       ----------

  Total Dividend Reinvestments......       324       $    4,341
                                      ========       ==========


   At June 30, 1996, capital aggregated $70,000, $65,000 and $65,000 for
Classes A, B and C, respectively. For the period ended June 30, 1996 there were no capital transactions.

      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                       Contingent Deferred
                                          Sales Charge
                                       -------------------
                                      Class B      Class C
         Year of Redemption           Shares       Shares
         ------------------           -------      -------

         First                         5.00%        1.00%

         Second                        4.00%         None

         Third                         3.00%         None

         Fourth                        2.50%         None

         Fifth                         1.50%         None

         Sixth and thereafter           None         None

4.  INVESTMENT TRANSACTIONS
During the year ended June 30, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,528,587 and $507,964 respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      [KPMG PEAT MARWICK LLP LETTERHEAD]




                      REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Prospector Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Prospector Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Prospector Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

Chicago, Illinois
August 15, 1997

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
    President

RONALD A. NYBERG*
    Vice President and Secretary

EDWARD C. WOOD, III*
    Vice President and Chief Financial Officer

CURTIS W. MORELL*
    Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
    TREASURER

TANYA M. LODEN*
    CONTROLLER

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
     Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
ONE PARKVIEW PLAZA
OAKBROOK TERRACE, ILLINOIS 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All Rights Reserved.

(SM)  denotes a service mark of Van Kampen American Capital
    Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a Quarterly Performance Update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES


A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 13,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 13,000 shares voted in her favor 0 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 13,000 shares voted in his favor 0 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 13,000 shares voted for the proposal, 0 shares voted against and 0 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio Highlights.............................   5
Performance in Perspective.......................   6
Portfolio Management Review......................   7
Portfolio of Investments.........................  11
Statement of Assets and Liabilities..............  16
Statement of Operations..........................  17
Statement of Changes in Net Assets...............  18
Financial Highlights.............................  19
Notes to Financial Statements....................  22
Independent Accountants' Report..................  27

AGG ANR 8/97

                            LETTER TO SHAREHOLDERS



July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to                        [PHOTO]
merge. The merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. Additionally, we are      DENNIS J. MCDONNELL AND DON G. POWELL
very pleased to announce that Philip
N. Duff, formerly the chief financial
officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S.

                                                           Continued on page two
dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.
    By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
    Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained
17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
    We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again,

                                                         Continued on page three
we encourage you to review your portfolio with an eye toward correcting allocation imbalances.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

              VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

                                           A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1)....   9.10%       8.34%       8.34%

One-year total return(2).................   2.79%       3.34%       7.34%

Life-of-Fund average annual total

return(2)................................   (.55)%       .61%       4.27%

Commencement date........................  05/29/96   05/29/96   05/29/96

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B and 1.00% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO HIGHLIGHTS

              VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                 AS OF              AS OF
                             JUNE 30, 1997   DECEMBER 31, 1996(1)
Dell Computer Corp. .......  4.2%  .................. 1.4%
Microsoft Corp. ...........  2.4%  .................. N/A
Compuware Corp. ...........  2.1%  .................. 1.1%
Baan Co. NV,
  (Netherlands) ...........  1.5%  .................. N/A
Cooper Cameron Corp. ......  1.4%  .................. 1.4%
Guidant Corp. .............  1.4%  .................. N/A
Altera Corp. ..............  1.4%  .................. N/A
Medicis Pharmaceutical
  Corp. ...................  1.3%  .................. 0.9%
Miller Herman, Inc. .......  1.2%  .................. N/A
Dallas Semiconductor
  Corp. ...................  1.2%  .................. N/A

N/A = Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                             AS OF                 AS OF
                         JUNE 30, 1997       DECEMBER 31, 1996(1)
Technology ................  35%  ................... 42%
Consumer Services .........  10%  ................... 10%
Health Care ...............  10%  ................... N/A
Energy ....................  10%  ................... 18%
Consumer Distribution .....  9%   ................... 11%

N/A = Not Applicable

(1)Unaudited

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Russell 2000 Stock Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Aggressive Growth Fund vs. Standard & Poor's 500-Stock Index and the Russell 2000 Stock Index (May 29, 1996 through June 30, 1997)
                                 [LINE GRAPH]

             May        Jun        Sep        Dec        Mar        Jun
             1996       1996       1996       1996       1997       1997
VKAC         9421       9101       9960       10010      8092       9940
Russell     10000       9589       9622       10122      9599      11155
S&P         10000      10097      10407       11273     11577      13594

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                         PORTFOLIO MANAGEMENT REVIEW
              VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

We recently spoke to the management team of the Van Kampen American Capital Aggressive Growth Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Gary Lewis, portfolio manager, David Walker and Janet Willis, associate portfolio managers, and Alan
T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.


   Q  WHAT ECONOMIC FACTORS INFLUENCED THE MARKET DURING THE REPORTING PERIOD?

   A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The Fund's fiscal year began on a low note in July of 1996, as small- and mid-capitalization stocks were struggling to rebound from a broad market correction. But by the end of July, technology and financial stocks were leading the equity markets upward. The economy's sluggish third quarter was followed by a strong fourth quarter, and corporate earnings came in slightly better than expected. This boosted stocks through the end of the year, generally favoring large well-established companies over their smaller competitors.
      The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Again, large-cap stocks outperformed smaller, more erratic issues during this volatile period. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.


   Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

   A Our fundamental investment strategy for the Fund remains consistent: we look for stocks with rising earnings expectations and rising valuations. This involves selecting stocks on the basis of a company's potential to outperform earnings expectations--to produce an earnings surprise. Conversely, we sell stocks quickly if their earnings estimates are declining, although we are more patient with stocks with declining valuations. Our stock selection process is referred to as "bottom up," which means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations.

    In addition, we maintain two general principles in managing the Fund. First, we normally remain fully invested in equity investments, rather than holding a large percentage of the Fund's assets in cash. And second, we place a priority on meeting with the management teams behind the companies whose stock in which we invest. These meetings help us determine if a company has an effective business philosophy and if management is disciplined in implementing it. Also, we learn about a company's opportunities within its particular industry and decide if we have confidence in its ability to maximize its growth potential.


   Q  CAN YOU DISCUSS A PARTICULAR HOLDING THAT ILLUSTRATES YOUR SELECTION
      PROCESS?

   A A good example is Jabil Circuit, a contract manufacturer of circuit board assemblies. There was some concern earlier in the year that the company would falter, because much of their business was dependent on telecommunications equipment companies, many of which were struggling at that time. Jabil Circuit's stock price decreased in February but had earnings surprises in March and again in June. Consistent with our strategy, we purchased the stock, based on its valuations and positive earnings expectations. The stock price has appreciated close to 600 percent in the past 12 months, going from about $12 per share at the beginning of the reporting period to over $83 per share at the end of June.
      Another holding that produced a positive earnings surprise was Dallas Semiconductor. This company stumbled in 1996 as they strove to increase their manufacturing capacity. Recently, they seem to have gotten on track, and their earnings estimates and stock price have risen. We purchased Dallas Semiconductor stock when we believed it was cheap, relative to the estimated growth rate of the company, and it has appreciated over 100 percent since the beginning of the reporting period. Not all securities in the portfolio performed this favorably. There is no guarantee that the stocks discussed here will continue to perform this well.


   Q  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

   A No single sector stood out as a top performer during the entire reporting period, so our portfolio changes are a reflection of where we found good opportunities on a stock-by-stock basis. Going into 1997, the Fund was heavily weighted in technology and energy, which had supported the Fund well in the second half of 1996. However, a January correction in these sectors was detrimental to the Fund, and we subsequently reduced our exposure, moving the assets primarily into health care, finance, and retail. Lately, we have reduced our position in specialty finance companies such as Money Store and First Plus Financial, due to default and credit quality concerns, and we've put some assets back into technology and energy stocks. Currently, the Fund is overweighted in technology (35 percent), energy (10 percent), and retail (10 percent), and it is underweighted in finance (4 percent) and health care (10 percent).

    The stock market's bias toward large companies during the reporting period worked against the Fund, which focuses on small and medium-sized growth companies. However, we took advantage of the Fund's flexibility to invest in some large-capitalization holdings and picked up a few big names such as Intel, Dell Computer, and Microsoft in order to participate in their potential for gain. Lately, we have seen renewed potential in the small-cap market, so we sold some of our holdings in Intel. For additional Fund portfolio highlights, please refer to page five.


   Q  HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

   A The underperformance of small-cap stocks hindered the performance of the Fund and the Russell 2000 Stock Index, while the strong returns of the Standard & Poor's 500-Stock Index are indicative of the recent success of large-company stocks. The Fund achieved a 12-month total return of 9.10 percent(1) (Class A shares at net asset value) as of June 30, 1997. By comparison, the S&P 500-Stock Index returned 34.63 percent, and the Russell 2000 Stock Index, which more closely resembles the Fund, returned 16.33 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000-Stock Index reflects the general performance of smaller-cap stocks.
      Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page four for additional Fund performance results.


   Q  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

   A Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.
      On a relative basis, small-cap stocks generally trade at a premium to the larger stocks of the S&P 500-Stock Index. However, the spread in relative prices between small-cap and large-cap stocks has narrowed over the past three or four years, and it appears to be close to bottoming out. Historically, such an event has been followed by a rebound in small-company stock prices. As such, we anticipate a gradual--and probably volatile--small-cap rally that could last several years. Stock selection will be very important in such an environment, and we'll continue to implement our disciplined process.

[SIG]
Alan T. Sachtleben

Chief Investment Officer
Equity Investments


[SIG]
Gary M. Lewis

Portfolio Manager

                                               Please see footnotes on page four

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  8.6%
Amerisource Health Corp., Class A (a).......................  20,000    $    997,500
Barnes & Noble, Inc. (a)....................................  20,000         860,000
Costco Cos., Inc. (a).......................................  50,000       1,643,750
Dollar General Corp. .......................................  50,000       1,875,000
Fine Host Corp. (a).........................................  40,000       1,260,000
Fred Meyer, Inc. (a)........................................  20,000       1,033,750
Genesco, Inc. (a)...........................................  30,000         425,625
Jacor Communications, Inc., Class A (a).....................  30,000       1,147,500
Maximus, Inc. (a)...........................................  26,300         470,112
Miller Herman, Inc. ........................................  60,000       2,160,000
Pacific Sunwear of California (a)...........................  35,000       1,128,750
Tuesday Morning Corp. (a)...................................  60,000       1,207,500
Wet Seal, Inc., Class A (a).................................  30,000         946,875
Williams Sonoma, Inc. (a)...................................  25,000       1,068,750
                                                                        ------------
                                                                          16,225,112
                                                                        ------------
CONSUMER DURABLES  2.9%
Ethan Allen Interiors, Inc. ................................  35,000       1,995,000
Helen Troy Ltd. (a).........................................  60,000       1,537,500
SPX Corp. ..................................................  30,000       1,944,375
                                                                        ------------
                                                                           5,476,875
                                                                        ------------
CONSUMER NON-DURABLES  7.3%
Action Performance Cos., Inc. (a)...........................  55,000       1,333,750
Borders Group, Inc. (a).....................................  80,000       1,930,000
Consolidated Cigar Holdings, Inc. (a).......................  30,000         832,500
Converse, Inc. (a)..........................................  45,000         995,625
General Cigar Holdings, Inc., Class A (a)...................  10,000         294,375
Interstate Bakeries Corp. ..................................  25,000       1,482,813
Jones Apparel Group, Inc. (a)...............................  40,000       1,910,000
Linens N Things, Inc. (a)...................................  35,000       1,036,875
Morningstar Group, Inc. (a).................................  70,000       2,056,250
Smithfield Foods, Inc. (a)..................................  30,000       1,845,000
                                                                        ------------
                                                                          13,717,188
                                                                        ------------
CONSUMER SERVICES  10.0%
Capstar Hotel Co. (a).......................................  60,000       1,920,000
Caribiner International, Inc. (a)...........................  60,000       1,957,500
Clear Channel Communications, Inc. (a)......................  35,000       2,154,687

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Consolidated Graphics, Inc. (a).............................  50,000    $  2,087,500
Corrections Corp. of America (a)............................  25,000         993,750
Foodmaker, Inc. (a).........................................  50,000         818,750
Imax Corp. (a)..............................................  40,000         990,000
Mail Well Holdings, Inc. (a)................................  60,000       1,710,000
Regal Cinemas, Inc. (a).....................................  25,000         825,000
Snyder Communications, Inc. (a).............................  35,000         942,813
Staffmark, Inc. (a).........................................  50,000       1,118,750
Superior Consultant, Inc. (a)...............................  25,000         921,875
TMP Worldwide, Inc. (a).....................................  50,000       1,212,500
Valassis Communications, Inc. (a)...........................  50,000       1,200,000
                                                                        ------------
                                                                          18,853,125
                                                                        ------------
ENERGY  9.3%
Cooper Cameron Corp. (a)....................................  56,000       2,618,000
Diamond Offshore Drilling, Inc. (a).........................  25,000       1,946,875
ENSCO International, Inc. (a)...............................  35,000       1,846,250
EVI, Inc. (a)...............................................  50,000       2,100,000
Falcon Drilling Co., Inc. (a)...............................  20,000       1,152,500
Forcenergy Gas Exploration, Inc. (a)........................  30,000         911,250
Global Marine, Inc. (a).....................................  75,000       1,743,750
Hanover Compressor Co. (a)..................................  50,000         975,000
Key Energy Group, Inc. (a)..................................  50,000         878,125
National Oilwell, Inc. (a)..................................  20,000       1,150,000
Patterson Energy, Inc. (a)..................................  25,000       1,134,375
Smith International, Inc. (a)...............................  20,000       1,215,000
                                                                        ------------
                                                                          17,671,125
                                                                        ------------
FINANCE  4.0%
Bank United Corp., Class A..................................  25,000         950,000
Coast Savings Financial, Inc. (a)...........................  20,000         908,750
Conseco, Inc................................................  45,000       1,665,000
Firstfed Financial Corp. (a)................................  18,000         559,125
Frontier Insurance Group, Inc...............................  20,000       1,295,000
St. Paul Bancorp, Inc.......................................  30,000         993,750
Washington Mutual, Inc......................................  20,000       1,195,000
                                                                        ------------
                                                                           7,566,625
                                                                        ------------

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
HEALTHCARE  9.6%
Dekalb Genetics Corp., Class B..............................  15,000    $  1,196,250
Dura Pharmaceuticals, Inc. (a)..............................  45,000       1,794,375
Guidant Corp................................................  30,000       2,550,000
Healthsouth Corp. (a).......................................  35,000         872,812
Jones Medical Industries, Inc...............................  40,000       1,900,000
Medicis Pharmaceutical Corp., Class A (a)...................  48,562       2,422,030
Oxford Health Plans, Inc. (a)...............................  15,000       1,076,250
Parexel International Corp. (a).............................  40,000       1,270,000
Sabratek Corp. (a)..........................................  50,000       1,400,000
Spine Tech, Inc. (a)........................................  25,000         928,125
Sunrise Assisted Living, Inc. (a)...........................  30,000       1,050,000
Teva Pharmaceutical Industries Ltd. - ADR (Israel)..........  25,000       1,618,750
                                                                        ------------
                                                                          18,078,592
                                                                        ------------
PRODUCER MANUFACTURING  5.6%
Allied Waste Industries, Inc. (a)...........................  50,000         868,750
ASM Lithography Holding NV, (Netherlands) (a)...............  20,000       1,170,000
Ballantyne of Omaha, Inc. (a)...............................  16,000         289,000
Kuhlman Corp. ..............................................  40,000       1,290,000
Kulicke and Soffa Industries, Inc. (a)......................  30,000         974,063
Mastec, Inc. (a)............................................  30,000       1,419,375
Newpark Resources, Inc. (a).................................  60,000       2,025,000
United Waste Systems, Inc. (a)..............................  35,000       1,435,000
USA Waste Services, Inc. (a)................................  31,000       1,197,375
                                                                        ------------
                                                                          10,668,563
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.7%
Maverick Tube Corp. (a).....................................  35,000       1,312,500
                                                                        ------------
TECHNOLOGY  34.1%
AAR Corp....................................................  25,000         807,813
Advanced Fibre Communications, Inc. (a).....................  15,000         905,625
Altera Corp. (a)............................................  50,000       2,525,000
Applied Graphics Technologies, Inc. (a).....................  25,000         993,750
Applied Materials, Inc. (a).................................  30,000       2,124,375
Baan Co. NV, (Netherlands) (a)..............................  40,000       2,755,000
Barra, Inc. (a).............................................  15,000         495,000
BMC Software, Inc. (a)......................................  20,000       1,107,500
Cellstar Corp. (a)..........................................  45,000       1,378,125

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
CHS Electronics, Inc. (a)...................................  40,000    $  1,060,000
Ciena Corp. (a).............................................  35,000       1,649,375
Citrix Systems, Inc. (a)....................................  30,000       1,316,250
Computer Horizons Corp. (a).................................  30,000       1,027,500
Compuware Corp. (a).........................................  80,000       3,820,000
Comverse Technology, Inc. (a)...............................  20,000       1,040,000
Cymer, Inc. (a).............................................  20,000         975,000
Dallas Semiconductor Corp. .................................  55,000       2,158,750
Datum, Inc. (a).............................................  35,000       1,085,000
Dell Computer Corp. (a).....................................  65,000       7,633,437
Discreet Logic, Inc. (a)....................................  60,000         990,000
Engineering Animation, Inc. (a).............................  20,000         675,000
Great Plains Software, Inc (a)..............................  20,000         540,000
Harbinger Corp. ............................................  37,500       1,050,000
HNC Software, Inc. (a)......................................  25,000         953,125
Information Management Resources, Inc. (a)..................  25,000       1,137,500
Jabil Circuit, Inc. (a).....................................  20,000       1,677,500
Keane, Inc. (a).............................................  30,000       1,560,000
Lecroy Corp. (a)............................................  35,000       1,290,625
McAfee Associates, Inc. (a).................................  21,600       1,363,500
Micrel, Inc. (a)............................................  25,000       1,275,000
Micro Linear Corp. (a)......................................  75,000         787,500
Microsoft Corp. (a).........................................  35,000       4,423,125
Peoplesoft, Inc. (a)........................................  20,000       1,055,000
Remec, Inc. (a).............................................  45,000       1,057,500
Teledata Communications, Inc. (a)...........................  25,000         859,375
Teradyne, Inc. (a)..........................................  40,000       1,570,000
Uniphase Corp. (a)..........................................  15,000         873,750
Veeco Instruments, Inc. (a).................................  30,000       1,162,500
Veritas DGC, Inc. (a).......................................  35,000         796,250
Visio Corp. (a).............................................  20,000       1,410,000
Vitesse Semiconductor Corp. (a).............................  52,500       1,716,094
World Access, Inc...........................................  25,000         512,500
Wyman Gordon Co. (a)........................................  35,000         945,000
                                                                        ------------
                                                                          64,538,344
                                                                        ------------

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------

TRANSPORTATION  2.0%
Airborne Freight Corp.......................................  35,000    $  1,465,625
Halter Marine Group, Inc. (a)...............................  45,000       1,080,000
Ryanair Holdings PLC -- ADR (Ireland) (a)...................  11,000         298,375
U.S. Airways Group, Inc. (a)................................  25,000         875,000
                                                                        ------------
                                                                           3,719,000
                                                                        ------------
UTILITIES  2.5%
AES Corp....................................................  30,000       2,122,500
Genesys Telecommunications Laboratory, Inc. (a).............  25,000         693,750
Telco Communications Group, Inc. (a)........................  35,000       1,137,500
U.S. Long Distance Corp. (a)................................  50,000         862,500
                                                                        ------------
                                                                           4,816,250
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $143,521,923)...............................................     182,643,299
REPURCHASE AGREEMENT  3.9%
  BankAmerica Securities ($7,420,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated 06/30/97,
    to be sold on 07/01/97 at $7,421,253)...........................       7,420,000
                                                                        ------------
TOTAL INVESTMENTS  100.5%
  (Cost $150,941,923)...............................................     190,063,299
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%).......................      (1,035,397)
                                                                        ------------
NET ASSETS  100.0%..................................................    $189,027,902
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $150,941,923).......................  $190,063,299
Receivables:
  Investments Sold..........................................     1,922,767
  Fund Shares Sold..........................................       552,548
  Expense Reimbursement by Adviser..........................       228,359
  Dividends.................................................        20,156
Unamortized Organizational Costs............................        82,274
                                                              ------------
      Total Assets..........................................   192,869,403
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,825,000
  Fund Shares Repurchased...................................     1,666,538
  Investment Advisory Fee...................................       112,684
  Custodian Bank............................................           399
Accrued Expenses............................................       202,002
Deferred Compensation and Retirement Plans..................        34,878
                                                              ------------
      Total Liabilities.....................................     3,841,501
                                                              ------------
NET ASSETS..................................................  $189,027,902
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $176,681,743
Net Unrealized Appreciation.................................    39,121,376
Accumulated Net Investment Loss.............................       (34,878)
Accumulated Net Realized Loss...............................   (26,740,339)
                                                              ------------
NET ASSETS..................................................  $189,027,902
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $83,965,004 and 8,440,294 shares of
    beneficial interest issued and outstanding).............  $       9.95
    Maximum sales charge (5.75%* of offering price).........           .61
                                                              ------------
Maximum offering price to public............................  $      10.56
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $94,224,121 and 9,548,967 shares of
    beneficial interest issued and outstanding).............  $       9.87
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,838,777 and 1,098,257 shares of
    beneficial interest issued and outstanding).............  $       9.87
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $    546,602
Dividends...................................................       152,321
                                                              ------------
    Total Income............................................       698,923
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,050,716
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $168,042, $658,556 and $74,345,
  respectively).............................................       900,943
Shareholder Services........................................       521,554
Trustees Fees and Expenses..................................        39,778
Legal.......................................................        14,366
Amortization of Organizational Costs........................        21,411
Custody.....................................................         2,341
Other.......................................................       264,517
                                                              ------------
    Total Expenses..........................................     2,815,626
    Less Fees Waived........................................       433,091
                                                              ------------
    Net Expenses............................................     2,382,535
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,683,612)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(25,868,909)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        48,334
  End of the Period.........................................    39,121,376
                                                              ------------
Net Unrealized Appreciation During the Period...............    39,073,042
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 13,204,133
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 11,520,521
                                                              ============

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

     For the Year Ended June 30, 1997 and the Period Ended June 30, 1996
--------------------------------------------------------------------------------

                                                                             May 29, 1996
                                                                           (Commencement of
                                                       Year Ended       Investment Operations)
                                                      June 30, 1997        to June 30, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................   $ (1,683,612)           $   (26,170)
Net Realized Loss..................................    (25,868,909)              (871,430)
Net Unrealized Appreciation During the Period......     39,073,042                 48,334
                                                      ------------            -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     11,520,521               (849,266)
                                                      ------------            -----------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold..........................    183,003,605             61,468,641
Cost of Shares Repurchased.........................    (65,305,867)              (812,561)
                                                      ------------            -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    117,697,738             60,656,080
                                                      ------------            -----------
TOTAL INCREASE IN NET ASSETS.......................    129,218,259             59,806,814

NET ASSETS:
Beginning of the Period............................     59,809,643                  2,829
                                                      ------------            -----------
End of the Period (Including accumulated net
  investment loss of $34,878 and $5,125,
  respectively)....................................   $189,027,902            $59,809,643
                                                      ============            ===========

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           May 29, 1996
                                                                          (Commencement
                                                                          of Investment
                                                            Year Ended   Operations) to
Class A Shares                                           June 30, 1997    June 30, 1996
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................     $9.118          $9.430
                                                            -------          ------
  Net Investment Loss...................................      (.065)          (.002)
  Net Realized and Unrealized Gain/Loss.................       .895           (.310)
                                                            -------          ------
Total from Investment Operations........................       .830           (.312)
                                                            -------          ------
Net Asset Value, End of the Period......................     $9.948          $9.118
                                                            =======          ======
Total Return (a)........................................       9.10%          (3.29%)*
Net Assets at End of the Period (In millions)...........      $84.0           $30.3
Ratio of Expenses to Average Net Assets (b).............       1.30%           1.29%
Ratio of Net Investment Loss to Average Net Assets
  (b)...................................................       (.81%)          (.50%)
Portfolio Turnover......................................        186%              4%*
Average Commission Paid Per Equity Share Traded (c).....     $.0568          $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 1.61% and (1.12%) for the year ended June 30, 1997 and 2.05% and (1.25%) for the period ended June 30, 1996.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

* Non-Annualized

                                               See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 29, 1996
                                                                         (Commencement
                                                                         of Investment
                                                          Year Ended     Operations) to
Class B Shares                                           June 30, 1997   June 30, 1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................    $9.112           $9.430
                                                            ------           ------
  Net Investment Loss...................................     (.105)           (.006)
  Net Realized and Unrealized Gain/Loss.................      .860            (.312)
                                                            ------           ------
Total from Investment Operations........................      .755            (.318)
                                                            ------           ------
Net Asset Value, End of the Period......................    $9.867           $9.112
                                                            ======           ======
Total Return (a)........................................      8.34%           (3.39%)*
Net Assets at End of the Period (In millions)...........     $94.2            $25.5
Ratio of Expenses to Average Net Assets (b).............      2.05%            2.06%
Ratio of Net Investment Loss to Average Net Assets
  (b)...................................................     (1.55%)          (1.28%)
Portfolio Turnover......................................       186%               4%*
Average Commission Paid Per Equity Share Traded (c).....    $.0568           $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.35% and (1.86%) for the year ended June 30, 1997 and 2.81% and (2.04%) for the period ended June 30, 1996.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

*Non-Annualized

                                               See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 29, 1996
                                                                         (Commencement
                                                                         of Investment
                                                          Year Ended     Operations) to
Class C Shares                                           June 30, 1997   June 30, 1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................    $9.113           $9.430
                                                            ------           ------
  Net Investment Loss...................................     (.103)           (.006)
  Net Realized and Unrealized Gain/Loss.................      .859            (.311)
                                                            ------           ------
Total from Investment Operations........................      .756            (.317)
                                                            ------           ------
Net Asset Value, End of the Period......................    $9.869           $9.113
                                                            ======           ======
Total Return (a)........................................     8.34%           (3.39%)*
Net Assets at End of the Period (In millions)...........     $10.8             $3.9
Ratio of Expenses to Average Net Assets (b).............     2.05%            2.05%
Ratio of Net Investment Loss to Average Net Assets
  (b)...................................................    (1.54%)          (1.28%)
Portfolio Turnover......................................      186%               4%*
Average Commission Paid Per Equity Share Traded (c).....    $.0568           $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.35% and (1.85%) for the year ended June 30, 1997 and 2.81% and (2.04%) for the period ended June 30, 1996.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

*Non-Annualized

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                                June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                June 30, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $6,166,547 which will expire on June 30, 2005.
     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.
     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $150,941,923; the aggregate gross unrealized appreciation is $40,041,964 and the aggregate gross unrealized depreciation is $920,588 resulting in net unrealized appreciation of $39,121,376.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

                                June 30, 1997
--------------------------------------------------------------------------------

    For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years net investment income. Therefore, $1,653,859 of net operating loss generated by the Fund has been reclassified from accumulated net investment loss to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $14,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $40,200, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $395,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    For the year ended June 30, 1997, the Fund paid brokerage commissions to Morgan Stanley Group, Inc., an affiliate of VKAC, totaling $2,520.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

                                June 30, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1997, capital aggregated $78,128,681, $88,239,951 and
$10,313,111 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A...................................   9,770,450   $ 92,970,307
  Class B...................................   8,682,864     81,053,761
  Class C...................................     950,840      8,979,537
                                              ----------   ------------
Total Sales.................................  19,404,154   $183,003,605
                                              ==========   ============
Repurchases:
  Class A...................................  (4,658,667)  $(44,877,839)
  Class B...................................  (1,934,698)   (17,864,738)
  Class C...................................    (284,968)    (2,563,290)
                                              ----------   ------------
Total Repurchases...........................  (6,878,333)  $(65,305,867)
                                              ==========   ============

    At June 30, 1996, capital aggregated $30,826,758, $25,826,587 and $3,984,519 for Classes A, B, and C, respectively. For the period ended June 30, 1996, transactions were as follows:

                                                 SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A.....................................  3,364,245   $31,165,017
  Class B.....................................  2,845,703    26,235,112
  Class C.....................................    441,454     4,068,512
                                                ---------   -----------
Total Sales...................................  6,651,402   $61,468,641
                                                =========   ===========
Repurchases:
  Class A.....................................    (35,834)  $  (327,971)
  Class B.....................................    (45,002)     (400,997)
  Class C.....................................     (9,169)      (83,593)
                                                ---------   -----------
Total Repurchases.............................    (90,005)  $  (812,561)
                                                =========   ===========

                                June 30, 1997
--------------------------------------------------------------------------------

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $284,900 and CDSC on redeemed shares of approximately $263,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $355,120,097 and $239,404,607, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $568,500.

                       INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from May 29, 1996 (Commencement of Operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Aggressive Growth Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from May 29, 1996 (Commencement of Operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

              VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

                         RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 11,735,765 shares voted for the proposal, 119,797 shares voted against and 246,400 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 11,981,888 shares voted in his favor and 120,074 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 11,982,119 shares voted in his favor and 119,844 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 11,974,163 shares voted in her favor and 127,799 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 11,976,956 shares voted in his favor and 125,007 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 11,975,625 shares voted in his favor and 126,337 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 11,982,439 shares voted in his favor and 119,523 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 11,971,426 shares voted in his favor and 130,536 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 11,982,439 shares voted in his favor and 119,523 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 11,972,563 shares voted in his favor and 129,399 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 11,982,907 shares voted in his favor and 119,055 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 11,822,524 shares voted for the proposal, 59,863 shares voted against and 219,575 shares abstained.